U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]
         Pre-Effective Amendment No.        __

         Post-Effective Amendment No.       10

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]
         Amendment No.                      12

                        (Check appropriate box or boxes)
                            HUSSMAN INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 715-1130

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/ /   immediately upon filing pursuant to paragraph (b)
/X/   on November 1, 2008 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a) (1)
/ /   on (date) pursuant to paragraph (a) (1)
/ /   75 days after filing pursuant to paragraph (a) (2)
/ /   on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              [LOGO]  Hussman
                                        Funds


                              STRATEGIC GROWTH FUND

      THE FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION, WITH ADDED EMPHASIS ON THE PROTECTION OF CAPITAL DURING UNFAVORABLE MARKET CONDITIONS.
     IT HAS THE ABILITY TO VARY ITS EXPOSURE TO MARKET FLUCTUATIONS BASED ON
      FACTORS THE INVESTMENT MANAGER BELIEVES ARE INDICATIVE OF PREVAILING
       MARKET RETURN AND RISK CHARACTERISTICS. SEE "RISK/RETURN SUMMARY."


            V                              MARKET ACTION
            A                        FAVORABLE        UNFAVORABLE
            L                      --------------    -------------
            U     FAVORABLE       |  AGGRESSIVE  |  |  MODERATE   |
            A                      --------------    -------------
            T     UNFAVORABLE     |   POSITIVE   |  |    HEDGED   |
            I                      --------------    -------------
            O
            N



              HUSSMAN INVESTMENT TRUST PROSPECTUS: NOVEMBER 1, 2008


   For information or assistance in opening an account, please call toll-free
                         1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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Risk/Return Summary .......................................................    1

Fees and Expenses .........................................................    6

Investment Objective, Strategies and Related Risks ........................    7

Fund Management ...........................................................   15

How the Fund Values Its Shares ............................................   16

How to Buy Shares .........................................................   17

How to Exchange Shares ....................................................   22

How to Redeem Shares ......................................................   23

Dividends, Distributions and Taxes ........................................   26

Financial Highlights ......................................................   27

Customer Privacy Policy ...................................................   28

For More Information .............................................    Back Cover


[PHOTO OMITTED]   John  P.   Hussman,   Ph.D.   is  the   President  of  Hussman
                  Econometrics  Advisors,  Inc.  and the  portfolio  manager  of
                  Hussman Strategic Growth Fund.  Previously,  Dr. Hussman was a
                  professor  at the  University  of  Michigan,  where he  taught courses  in  Financial  Markets,  Banking,  and  International
                  Finance.   He  holds  a  Ph.D.  in  Economics   from  Stanford
                  University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern
                  University.


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HUSSMAN STRATEGIC GROWTH FUND                                      (800) HUSSMAN

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RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


      HUSSMAN STRATEGIC GROWTH FUND (the "Fund") seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund is a series of Hussman Investment Trust (the "Trust").


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

      The Fund is designed for investors who want to participate in the stock market, and also want to reduce their exposure to market risk in conditions that have historically been unfavorable for stocks. The Fund's portfolio will typically be fully invested in common stocks favored by Hussman Econometrics Advisors, Inc., the Fund's investment manager, except for modest cash balances that arise due to the day-to-day management of the portfolio. When market conditions are unfavorable in the view of the investment manager, the Fund may use options and index futures to reduce its exposure to market fluctuations. When conditions are viewed as favorable, the Fund may use options to increase its investment exposure to the market.

      The investment manager believes that market return/risk characteristics differ significantly across market conditions. The two most important dimensions considered by the investment manager are "valuation" and "market action." Valuation considers the stream of future earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups in an attempt to assess the economic outlook of investors and their willingness to accept market risk. Historically, different combinations of valuation and market action have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to intentionally "leverage" or increase the stock market exposure of the Fund in environments where the return from market risk is believed to be high, and seeks to reduce or "hedge" the exposure of the Fund in environments where the return from market risk is believed to be unfavorable.

      Specific strategies for "leveraging" or increasing stock market exposure include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The maximum exposure of the Fund to stocks, either directly through purchases of stock or indirectly through option positions, will be limited to 150% of its net assets. This means that the value of the underlying positions represented by options will be limited to 50% of the value of the Fund's net assets at the time of investment.


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                                                                             |1|

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

      Specific strategies for reducing or "hedging" market exposure include buying put options on individual stocks or market indices, writing covered call options on stocks which the Fund owns or call options on market indices, and establishing short futures positions or option combinations (simultaneously writing call options and purchasing put options) on one or more market indices correlated with the Fund's portfolio. The total notional value of such positions is not expected to exceed the value of stocks owned by the Fund, so the most defensive position expected by the Fund will be a "fully hedged" position in which long and short positions are of equal size.

      In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuation and/or market action. An important factor is the relationship between current price and the present value of expected future cash flows or dividends. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth rates. The analysis of market action includes measurements of price behavior and unusual trading volume. The investment manager believes that strength in these measures is often followed by favorable earnings surprises above consensus estimates.

      The choice of market indices used for hedging is based on a consideration of the securities held in the portfolio from time to time, and the liquidity of futures and options on such indices. There are no restrictions as to the market capitalization of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on the New York or American Stock Exchanges or the NASDAQ National Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.

      Because the S&P 500 Index is perhaps the most widely recognized index of common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund's long-term performance. The Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions. As a result, Fund returns may differ from the performance of major stock market indices, particularly over the short term.


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|2| HUSSMAN STRATEGIC GROWTH FUND                                  (800) HUSSMAN

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

      The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in the overall stock market and in the specific securities held by the Fund. The market values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic conditions.


      The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the securities in which the Fund invests. Also, because the Fund's investment position at any given time will range from aggressive to defensive, depending on the investment manager's current view of the overall climate of the stock market, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as "tracking risk." For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. Alternatively, if the Fund has leveraged its portfolio in a climate which has historically been favorable for stocks, a market decline will magnify the Fund's investment losses. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 1(1)/2 times as it would if the Fund had not leveraged its exposure to stocks.

      The techniques that will be used by the Fund to hedge its portfolio are generally considered by the investment manager to be conservative strategies, but involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund's stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains. When options are owned by the Fund, it is possible that they may lose value over time, even if the prices of securities underlying such options are unchanged.

      Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Fund will achieve its investment objective.



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                                                                             |3|

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RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

      The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of broad measures of market performance. How the Fund has performed in the past (before and after taxes) is not an indication of how the Fund will perform in the future.


                              [BAR CHART OMITTED]

           14.67%  14.02%  21.08%   5.16%   5.71%   3.51%   4.16%
            2001    2002    2003    2004    2005    2006    2007

       The Fund's year-to-date return through September 30, 2008 is 4.50%.


      During the periods shown in the bar chart, the highest return for a quarter was 11.20% during the quarter ended June 30, 2003 and the lowest return for a quarter was -2.39% during the quarter ended September 30, 2004.


      Returns for 2001 and 2002 reflect fee waivers by the investment manager. Had advisory fees not been waived during such years, returns would be less than those shown. The impact of taxes is not reflected in the bar chart. If taxes were reflected, returns would be less than those shown.



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|4| HUSSMAN STRATEGIC GROWTH FUND                                  (800) HUSSMAN

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

      The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index and the Russell 2000 Index. The table also illustrates the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       SINCE
                                                                    INCEPTION(1)
                                                  ONE      FIVE      (JULY 24,
                                                 YEAR     YEARS(1)     2000)
--------------------------------------------------------------------------------
HUSSMAN STRATEGIC GROWTH FUND                    4.16%     7.73%      11.24%
   Return Before Taxes
--------------------------------------------------------------------------------
   Return After Taxes on Distributions           3.47%     6.96%       9.79%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions
     and Sale of Fund Shares                     3.64%     6.43%       9.10%
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX(2)
   (does not reflect deduction for fees,
   expenses, or taxes)                           5.49%    12.83%       1.75%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX(3) (does not reflect
   deduction for fees, expenses, or taxes)      (1.57%)   16.25%       6.86%
--------------------------------------------------------------------------------

(1) Average annual total returns. Performance reflects fee waivers by the investment manager for periods prior to 2003. Had advisory fees not been waived during such periods, returns would be less than those shown.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Because the Standard & Poor's 500 Index is perhaps the most widely recognized index of U.S. common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance. The Fund does not limit its investments to stocks included in this index.

(3) The Russell 2000 Index, representing approximately 10% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market). The performance of the Russell 2000 Index is presented for comparative purposes only. The Fund does not limit its investments to stocks included in this index. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



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                                                                             |5|

--------------------------------------------------------------------------------
FEES AND EXPENSES
--------------------------------------------------------------------------------

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                         None
--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (Load)                          None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends              None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of the amount redeemed)          1.5%(1)(2)
--------------------------------------------------------------------------------
Exchange Fee                                                     None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                  0.97%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        None
--------------------------------------------------------------------------------
Other Expenses                                                   0.14%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                  0.04%(3)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.15%
--------------------------------------------------------------------------------

(1) A redemption fee is imposed only on redemptions of shares WITHIN 60 DAYS OF THE DATE OF PURCHASE, but does not apply to the redemption of shares acquired through reinvestment of dividends or other distributions. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 (1)/2, and for any partial or complete redemption following death or disability of a shareholder named on the account.

(2) A fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) Acquired Fund Fees and Expenses represents the fees and expenses incurred indirectly by the Fund on investments in investment companies and other pooled investment vehicles during the fiscal year ended June 30, 2008.


EXAMPLE:

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                  1            3           5            10
                                 YEAR        YEARS       YEARS        YEARS
--------------------------------------------------------------------------------
                                 $117        $365        $633        $1,398
--------------------------------------------------------------------------------



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|6| HUSSMAN STRATEGIC GROWTH FUND                                  (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

PORTFOLIO MANAGEMENT PROCESS

SECURITY SELECTION

      Individual stocks are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ Stock Exchange. The investment manager's investment process involves an analysis of a company's "fundamentals" - revenues, earnings, cash-flows, dividends, and balance sheet information - coupled with an analysis of market action, including price behavior and trading volume.

      The investment manager's selection approach generally seeks securities which display one or more of the following: 1) favorable valuation, meaning a price which is attractive relative to revenues, earnings, cash-flows and dividends expected in the future, 2) positive "surprises" in earnings and expected future growth rates estimated by Wall Street analysts, and 3) favorable market action as measured by factors such as price behavior and trading volume.

      The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. More importantly, such surprises are often preceded by price strength. So in addition to using fundamental research on earnings and valuation, the investment manager relies on statistical methods to infer as much information as possible from the behavior of individual stock prices. Stated simply, these statistical methods attempt to "filter" information from volatile price behavior in a similar way that a radio isolates a signal from noisy airwaves.

      The focus of this approach is to buy securities of quality companies exhibiting attractive valuation, as well as price and volume behavior which conveys favorable information about future earnings.


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                                                                             |7|

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

MARKET CLIMATE

      Some risks are more rewarding than others. Rather than exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during historically unfavorable market conditions. In conditions which the investment manager identifies as involving high risk and low expected return, the Fund's portfolio will be hedged by using stock index futures, options on stock indices or options on individual securities. In market conditions that historically have produced average investment returns near or below the risk-free Treasury bill yield, the Fund's portfolio may be fully hedged. The Fund will typically be fully invested or leveraged when the investment manager identifies conditions in which stocks have historically been rewarding investments.

      The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

      The investment manager's approach combines "valuation" and "market action" to define investment conditions. Valuation considers the stream of earnings, dividends and cash flows expected in the future in an attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups in an attempt to assess the economic outlook of investors and their willingness to accept market risk. Market action gauges aspects of market behavior well beyond obvious trends of major stock market indices and also considers extremes in the duration and extent of prevailing trends. For this reason, market action may be graded as positive even when major stock indices have recently declined and, conversely, may be graded as negative even when major stock indices have recently advanced.

      Each unique combination of valuation and market action produces a specific "Market Climate," with its own average historical characteristics of expected return and risk. The intent of the Fund is not to "predict" market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the Fund is to accept those investment risks which are likely to be compensated by high returns, on average, while attempting to systematically avoid those risks which historically have not been compensated, on average.


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|8| HUSSMAN STRATEGIC GROWTH FUND                                  (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

      The investment manager believes that the strongest market returns generally emerge when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the market has been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment position, possibly including the use of leverage. Although historical stock market returns in this climate have been above the norm, on average, it is possible that returns in this climate may be negative during any particular period. The use of leverage during such a period could lead to a greater loss than if the Fund had not leveraged.

      In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. The historical frequency of such negative Market Climates is quite low, occurring about 25% of the time. But when both valuations and market action have been unfavorable, the stock market has historically generated poor returns, on average. Even so, it is possible that returns in this climate may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

      Hedging and leverage may be used to a lesser extent during intermediate Market Climates where either valuation or market action is favorable and the other is unfavorable. When stock valuations have been unfavorably high but market action has been favorable, stocks have historically generated above-average returns. In this climate, the Fund may partially hedge its portfolio, but will generally maintain a positive market position overall. While actual returns will vary depending on the specific stocks held by the Fund, a "positive market position" means a portfolio that would be expected to benefit from a general advance in the stock market. When valuations have been favorable but market action has been unfavorable, stocks have historically generated positive but more moderate returns. In this climate, the Fund may be fully or partially hedged, and may attempt to increase stock market exposure by leveraging in response to general price declines.

      Here are the general characteristics of the basic Market Climates as defined by the investment manager, based on its assessment of historical market data, and the general investing approaches that the investment manager will follow in response to those climates:


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                                                                             |9|

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

                                            MARKET ACTION

                              FAVORABLE                    UNFAVORABLE
                      ----------------------------------------------------------
                      Very High Expected Return      Average Expected Return

                      Relatively Low Risk of Loss    Considerable Risk of Loss

         FAVORABLE    Modest Volatility              Very High Volatility
   V
   A                  EMPHASIZE AGGRESSIVE           INCREASE MARKET EXPOSURE
   L                  OPPORTUNITIES FOR CAPITAL      MODERATELY ON DECLINES
   U                  APPRECIATION
   A                  ----------------------------------------------------------
   T                  Above Average Expected Return  Negative Expected Return
   I
   O                  Modest Risk of Loss            Extreme Risk of Loss
   N     UNFAVORABLE
                      Modest Volatility              High Volatility

                      MAINTAIN A GENERALLY           EMPHASIZE PROTECTION
                      POSITIVE MARKET POSITION       OF CAPITAL
                      ----------------------------------------------------------

INVESTMENT PRACTICES AND RISKS

      A brief description of the principal investment strategies that the Fund may employ and the principal risks associated with these strategies is provided below. Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. While the investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased and by using hedging techniques when considered appropriate, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

o COMMON STOCKS. Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change drastically. This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.


--------------------------------------------------------------------------------
|10| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

      The success of the Fund's investment strategy depends largely on the investment manager's skill in analyzing and selecting securities for purchase and sale and the accuracy and appropriateness of the models utilized by the investment manager in determining which securities to purchase and in determining whether to leverage or hedge the Fund's portfolio.


      The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of smaller companies often have less liquidity and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile, than the stocks of larger companies.

o EXCHANGE TRADED FUNDS. The Fund may invest in shares of exchange traded funds ("ETFs") and other similar instruments if the investment manager chooses to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs the issuers of these securities are not registered as investment companies.


      ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks that do not apply to conventional funds, including: (1) the risk that the general level of stock prices, or the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily.


--------------------------------------------------------------------------------
                                                                            |11|

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------


      The investment manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts--to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund's portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

o SHORT SALES OF ETFS. Although the Fund effects short sales of ETF shares solely for hedging purposes, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.


o DERIVATIVE INSTRUMENTS. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities and shares of ETFs. These are all referred to as "derivative" instruments, since their values are based on ("derived from") the values of other securities.

      A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund's stock portfolio against potential market declines. The term "hedging" refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

      A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the


--------------------------------------------------------------------------------
|12| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

      Fund will generally be to purchase call options on stocks which the Fund seeks to own, or on stock indices or ETFs to which the Fund seeks market exposure, and to write call options on stocks or ETFs which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on stock indices or on ETFs for the purpose of hedging market risk. The Fund may purchase put options on stock indices or ETFs for the purpose of hedging market risk, and may write put options on stock indices and ETFs as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

      The Fund will adhere to specific limitations on its use of derivatives. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the Fund's total notional ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of the Fund's net assets. This means that the value of the underlying positions represented by options and futures will be limited to 50% of the value of the Fund's net assets at the time of investment. Thus, when the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 1(1)/2 times as it would if the Fund had not leveraged its portfolio. The most defensive stance expected to be taken by the Fund will be a "fully hedged" position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options will not significantly exceed the value of the stock portfolio owned by the Fund.

      The percentage limitations on the use of derivative instruments set forth above applies at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations.

      Derivative instruments can be volatile. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. The Fund could also experience losses if the indices underlying its futures and options positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or future becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the underlying security.


--------------------------------------------------------------------------------
                                                                            |13|

      All of the options used by the Fund are exchange traded and backed by the Options Clearing Corporation ("OCC"). The OCC is in turn backed by the creditworthiness of its clearing members (major U.S. financial institutions) and carries a lien on securities, margin deposits and funds maintained in clearing members' accounts to the extent specified in the OCC's rules. The OCC requires margin deposits by its clearing members, and carries a separate clearing fund. The investment manager believes that an OCC default is highly improbable. Even if it were to occur, the potential loss to the Fund would be limited to the extent that the Fund's options were "in-the-money," which rarely represents more than a small percentage of the value of the Fund's net assets.


o PORTFOLIO TURNOVER. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). This activity will increase the Fund's portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders, which would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains, which when distributed to shareholders are taxed at ordinary income tax rates.


--------------------------------------------------------------------------------
|14| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER


      Hussman Econometrics Advisors, Inc. ("Hussman"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser of the Fund. Hussman is a registered investment adviser that manages approximately $3.6 billion in assets as of June 30, 2008. John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman since March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust and has served as the Fund's portfolio manager since the Fund's inception in July 2000. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics. Subject to the Fund's investment objective and strategies, Dr. Hussman makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program. The Fund's Statement of Additional Information contains further details about Dr. Hussman's compensation, other accounts managed by Dr. Hussman, and Dr. Hussman's ownership of Fund shares. The Fund's investment activities are highly dependent upon the services personally provided by Dr. Hussman. In the event that Dr. Hussman was unable to manage the Fund's investment portfolio, the Trustees would take such action as they deem to be in the best interest of the Fund's shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

      For its services, the Fund pays Hussman an investment advisory fee computed at the annual rate of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion. The investment advisory fee paid by the Fund is higher than that paid by many other mutual funds. The aggregate fee paid to Hussman during the fiscal year ended June 30, 2008 was equal to 0.97% of the Fund's average daily net assets.

      A discussion regarding the basis for approval by the Board of Trustees of the Trust (the "Board of Trustees") of the annual continuance of the Fund's investment advisory contract with Hussman is available in the Fund's annual report for the fiscal year ended June 30, 2008.



--------------------------------------------------------------------------------
                                                                            |15|

--------------------------------------------------------------------------------
FUND MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

THE ADMINISTRATOR

      Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus Fund Solutions, LLC include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v)
processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

      The Statement of Additional Information has more detailed information about Hussman and other service providers to the Fund.

--------------------------------------------------------------------------------
HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------


      The net asset value ("NAV") of the Fund's shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities and other investments at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures adopted by the Board of Trustees.

      Your order to purchase or redeem shares is priced at the next calculated NAV per share after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).



--------------------------------------------------------------------------------
|16| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

      The Fund is a no-load Fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the NAV per share next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

      The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

      The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.

OPENING AN ACCOUNT

      An account may be opened by mail or bank wire, as follows:

      BY MAIL. To open a new account by mail:

o     Complete and sign the account application.

o     Enclose a check payable to Hussman Strategic Growth Fund.

o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), at the following address:

            Hussman Strategic Growth Fund
            c/o Ultimus Fund Solutions, LLC
            P.O. Box 46707
            Cincinnati, Ohio 45246-0707


      Shares will be issued at the NAV per share next computed after receipt of your application and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.



--------------------------------------------------------------------------------
                                                                            |17|

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

      By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.


      BY WIRE. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:


            US Bank, N.A.
            ABA # 042000013
            Attention: Hussman Strategic Growth Fund
            Credit Account # 821663168
            Account Name _________________
            For Account # _________________


      An order is considered received when US Bank, N.A., the Fund's custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail a completed account application to the Transfer Agent. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire.


      THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.


--------------------------------------------------------------------------------
|18| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

SUBSEQUENT INVESTMENTS

      Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

o By sending a check, made payable to Hussman Strategic Growth Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.


o By wire of federal funds to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.


o     Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

      BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.


      ACH may be used to make direct investments into the Fund of full or partial recurring payments made to a shareholder by his or her employer
(corporate,   federal,   military,   or  other)  or  by  the   Social   Security
Administration.



--------------------------------------------------------------------------------
                                                                            |19|

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

      You may make automatic periodic investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND


      The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.


CUSTOMER IDENTIFICATION AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

      You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.


--------------------------------------------------------------------------------
|20| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

      After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

      The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading ("market timing") vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in: higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund's ability to maximize investment return. These risks can have an adverse affect on the Fund's performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of "stale" prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.


      The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

      The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers' transactions in shares of the Fund. The Trust relies on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of the purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.



--------------------------------------------------------------------------------
                                                                            |21|

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


      Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see "How to Redeem Shares"). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.


      Shares of the Fund acquired by means of an exchange will be purchased at the NAV per share next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

o     Your name and telephone number

o     The exact name of your account and account number

o     Taxpayer identification number (usually your Social Security number)

o     Dollar value or number of shares to be exchanged

o     The name of the fund from which the exchange is to be made

o     The name of the fund into which the exchange is being made

      The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

      The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.


--------------------------------------------------------------------------------
|22| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

      BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.


      SIGNATURE GUARANTEES. If the shares to be redeemed have a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


      Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

      BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

      Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account


--------------------------------------------------------------------------------
                                                                            |23|

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (CONTINUED)
--------------------------------------------------------------------------------

registration stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

      Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

      The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

      THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT


      The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as permitted by the 1940 Act or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.


REDEMPTION FEE


      A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts


--------------------------------------------------------------------------------
|24| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (CONTINUED)
--------------------------------------------------------------------------------

representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


      The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70(1)/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

MINIMUM ACCOUNT BALANCE

      Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

      If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

      The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When you sell these securities to obtain cash, you will pay brokerage charges.


--------------------------------------------------------------------------------
                                                                            |25|

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.


      The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.


      Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

      The Fund's transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

      When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

      You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

      Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

      Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.


--------------------------------------------------------------------------------
|26| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------------------
                                               2008           2007           2006           2005           2004
                                            ----------     ----------     ----------     ----------     ----------
Net asset value at beginning of year ....   $    15.85     $    16.13     $    15.90     $    15.89     $    13.80
                                            ----------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss) .........         0.04           0.14           0.08           0.06          (0.04)
   Net realized and unrealized gains on
      investments and options ...........         0.55           0.16           0.69           0.68           2.13
                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........         0.59           0.30           0.77           0.74           2.09
                                            ----------     ----------     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income .        (0.09)         (0.13)         (0.05)         (0.03)            --
   Distributions from net realized gains         (0.63)         (0.46)         (0.50)         (0.71)         (0.01)
                                            ----------     ----------     ----------     ----------     ----------
Total distributions .....................        (0.72)         (0.59)         (0.55)         (0.74)         (0.01)
                                            ----------     ----------     ----------     ----------     ----------

Proceeds from redemption fees collected .         0.01           0.01           0.01           0.01           0.01
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    15.73     $    15.85     $    16.13     $    15.90     $    15.89
                                            ==========     ==========     ==========     ==========     ==========

Total return(a) .........................        3.84%          1.98%          5.05%          4.95%         15.22%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $3,275,008     $2,718,324     $2,816,108     $1,835,514     $1,316,703
                                            ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .        1.11%          1.11%          1.14%          1.24%          1.34%

Ratio of net investment income (loss)
   to average net assets ................        0.28%          0.91%          0.63%          0.44%         (0.39%)

Portfolio turnover rate .................         150%           106%            63%            81%            66%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.



--------------------------------------------------------------------------------
                                                                            |27|

--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

      In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

      We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

      WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

      To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

      We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

      WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

      We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

      We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

      This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

      This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

      IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
|28| HUSSMAN STRATEGIC GROWTH FUND                                 (800) HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042


                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                    CUSTODIAN
                                  US Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                          312 Walnut Street, 19th Floor
                             Cincinnati, Ohio 45202


                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                              [LOGO]  Hussman
                                        Funds

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

            o     Annual and Semi-Annual Reports

      The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

            o     Statement of Additional Information ("SAI")

      The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund's website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

                              www.hussmanfunds.com

                                 [LOGO OMITTED]

                    Investment Company Act File No. 811-09911

                              [LOGO]  Hussman
                                        Funds


                             STRATEGIC TOTAL RETURN FUND

     THE FUND SEEKS TO ACHIEVE LONG-TERM TOTAL RETURN. IT HAS THE ABILITY TO
         VARY ITS EXPOSURE TO BOND MARKET FLUCTUATIONS BASED ON FACTORS
       THE INVESTMENT MANAGER BELIEVES ARE INDICATIVE OF PREVAILING MARKET
           RETURN AND RISK CHARACTERISTICS. SEE "RISK/RETURN SUMMARY."


                        --------
                   M   |        |
                T  A   |        |   --------
                A  T   |        |  |        |
                R  U   |        |  |        |   --------
                G  R   |        |  |        |  |        |
                E  I   |        |  |        |  |        |   --------
                T  T   |  LONG  |  | MEDIUM |  |  NEAR  |  | SHORT  |
                   Y    --------    --------    --------    --------
                         HIGH &      HIGH &      LOW &       LOW &
                         FALLING     RISING      FALLING     RISING
                         YIELDS      YIELDS      YIELDS      YIELDS



                HUSSMAN INVESTMENT TRUST PROSPECTUS: NOVEMBER 1, 2008


   For information or assistance in opening an account, please call toll-free
                         1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary .......................................................    1

Fees and Expenses .........................................................    9

Investment Objective, Strategies and Related Risks ........................   10

Fund Management ...........................................................   19

How the Fund Values Its Shares ............................................   20

How to Buy Shares .........................................................   21

How to Exchange Shares ....................................................   26

How to Redeem Shares ......................................................   27

Dividends, Distributions and Taxes ........................................   30

Financial Highlights ......................................................   31

Customer Privacy Policy ...................................................   32

For More Information .............................................    Back Cover


[PHOTO OMITTED]   John  P.   Hussman,   Ph.D.   is  the   President  of  Hussman
                  Econometrics  Advisors,  Inc.  and the  portfolio  manager  of
                  Hussman Strategic Total Return Fund.  Previously,  Dr. Hussman
                  was a professor at the University of Michigan, where he taught courses  in  Financial  Markets,  Banking,  and  International
                  Finance.   He  holds  a  Ph.D.  in  Economics   from  Stanford
                  University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern
                  University.


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HUSSMAN STRATEGIC TOTAL RETURN FUND                                (800) HUSSMAN

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RISK/RETURN SUMMARY
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WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


      HUSSMAN STRATEGIC TOTAL RETURN FUND (the "Fund") seeks to achieve long-term total return from income and capital appreciation. The Fund is a series of Hussman Investment Trust (the "Trust").


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


      The Fund is designed for investors who want to participate in the fixed-income markets for income and capital appreciation, with added emphasis on the protection of capital against interest rate volatility and inflation during unfavorable market climates. The Fund invests primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher by Standard & Poor's Ratings Group, Moody's Investors Service, Inc., or having an equivalent rating from another independent rating organization. When market conditions favor wider diversification in the view of Hussman Econometrics Advisors, Inc., the Fund's investment manager, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility stocks, precious metals stocks, shares of real estate investment trusts ("REITs"), shares of exchange-traded funds ("ETFs") and other similar instruments, and foreign government debt securities, including debt issued by governments of emerging market countries. In addition, the Fund may use foreign currency options and futures and currency ETFs to establish or modify the portfolio's exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage the Fund's exposure to interest rate risk.


      The Fund's principal investment strategies emphasize strategic management of the average interest rate sensitivity ("duration") of portfolio holdings, the Fund's exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund's portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund's net asset value could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.


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                                                                             |1|

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RISK/RETURN SUMMARY (CONTINUED)
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      The investment  manager believes that return/risk  characteristics  in the fixed-income market differ significantly across different market conditions. The
two  most  important  dimensions   considered  by  the  investment  manager  are
"valuation" and "market action." In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

      Historically, different combinations of valuation and market action have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior (such as changes in the yield curve or credit spreads) is also an important factor. The investment manager believes that foreign government debt and precious metals stocks are favored when "real" U.S. interest rates (nominal interest rates minus inflation) are declining relative to "real" foreign interest rates.

      The investment manager generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment manager will also purchase utility stocks, precious metals stocks, shares of REITs, and foreign government debt when market conditions are believed to favor such diversification. There are no restrictions as to the market capitalization of companies in which the Fund invests. However, the Fund invests primarily in liquid securities that are listed or trade on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Exchange. The Fund generally invests in the securities of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the securities of smaller companies.

      Specific strategies for increasing interest rate exposure include the purchase of long-term bonds and Treasury zero-coupon bonds and Treasury interest strips, which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury zero-coupon bonds and Treasury interest strips.

      Specific strategies for reducing or "hedging" interest rate risk include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options and write call options on Treasury securities to hedge the interest rate risk of long-term


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|2| HUSSMAN STRATEGIC TOTAL RETURN FUND                            (800) HUSSMAN

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RISK/RETURN SUMMARY (CONTINUED)
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bonds in its  portfolio.  The total  notional  value of such  hedges (the dollar value of Treasury  securities  represented  by put and call  options held by the
Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more, so the most defensive position expected by the Fund will be a "fully hedged" position in which the entire value of intermediate and long-term, fixed-income securities held by the Fund is protected.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

      The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential returns of the securities in which the Fund invests. Also, because the Fund's investment position at any given time will range from aggressive to defensive depending on the investment manager's current view of the overall climate of the fixed-income market, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. If the Fund has taken a defensive posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors will be lower than if the Fund had maintained a longer average portfolio maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, an increase in interest rates will magnify the Fund's investment losses.

      Due to the investment techniques employed by the Fund and the types of securities in which it invests, the Fund is intended for long-term investors. The value of Fund shares may decline, and there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Fund will achieve its investment objective.

      The primary risks of investing in the Fund include the following:

      INTEREST RATE RISK. When interest rates rise, the fixed-income securities in the Fund's portfolio are likely to decline in price. Such price declines will be greater during periods in which the Fund's portfolio emphasizes long-term debt, which has greater interest rate risk than short-term debt. Due to the long duration of Treasury zero-coupon bonds and Treasury interest strips, these securities are highly sensitive to interest rate fluctuations. The Fund's ownership of these securities in a period of rising interest rates could cause a greater decline in the value of Fund shares than if the Fund held coupon-bearing securities of a similar maturity. In addition, even though Treasury zero-coupon bonds and Treasury interest strips


--------------------------------------------------------------------------------
                                                                             |3|

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RISK/RETURN SUMMARY (CONTINUED)
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do not pay  current  income in cash,  the Fund  will be  required  to  recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

      CALL RISK. Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund might not benefit from an increase in the value of the security, and might have to reinvest the proceeds in a security offering a lower yield.


      CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed-income security fails to make scheduled principal or interest payments, or if the credit rating of the issuer or guarantor is downgraded. The fixed-income securities held by the Fund are subject to varying degrees of credit risk. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, involve the least credit risk. Although U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities typically are not backed by the full faith and credit of the U.S. Government. Corporate bonds and foreign government bonds have the greatest degree of credit risk of the fixed-income securities in which the Fund invests. Issuers of corporate bonds may not be able to pay their principal and interest payments, when due. Foreign government bonds are subject to the additional risks associated with foreign investments.


      TRACKING RISK. Because the investment manager will actively manage the portfolio of the Fund in response to changing market conditions, the performance of the Fund may vary substantially from the performance of a passive bond index. These differences in performance may be accentuated due to investments by the Fund in utility stocks, precious metals stocks, shares of REITs, and foreign government bonds.


      LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell in the secondary market, possibly preventing the Fund from selling securities at an advantageous time or price. The Fund's investments in foreign government debt are expected to have the greatest exposure to this risk because the markets for these investments are generally less liquid than the market for U.S. Government securities.


      DERIVATIVES RISK. The Fund may use options and futures on U.S. Treasury securities to manage interest rate risk. The Fund may also use foreign currency options and futures to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. These instruments are described in greater detail in the Statement of Additional Information. The techniques used by


--------------------------------------------------------------------------------
|4| HUSSMAN STRATEGIC TOTAL RETURN FUND                            (800) HUSSMAN

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

the Fund to hedge interest rate risk are considered by the investment manager to be conservative strategies, but involve certain risks. For example, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund purchases and writes foreign currency options and futures in order to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.

      MORTGAGE RISK. The Fund may purchase mortgage-related securities. Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.


      FOREIGN INVESTMENT RISK. The Fund may invest up to 30% of its net assets in debt securities issued by foreign governments. Securities issued by foreign governments, which may be traded principally in markets outside the United States, are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Political changes, changes in taxation, or currency controls could adversely affect the values of these investments. Foreign securities are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar, or in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, trade balances, intervention (or lack thereof) by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls or other political developments. In addition to purchasing foreign government bonds, the Fund may use foreign currency options and futures and currency ETFs to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The Fund's expected use of foreign currency options will be to simultaneously purchase


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                                                                             |5|

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts. The use of options and futures contracts on a foreign currency is intended to simulate the purchase of a short-term debt security denominated in such foreign currency. If the Fund holds foreign bonds directly, it does not expect to hedge against fluctuations in the value of foreign currencies underlying the bonds.


      EMERGING MARKETS RISK. The risks of foreign investments are significantly greater for investments in emerging market countries. Currently, emerging markets include, among others, most African, Asian, Eastern European, Middle Eastern and South and Central American nations. These countries may have sovereign ratings that are below investment grade or are unrated. The Fund will be subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal and interest when due. Investments in emerging markets are typically less liquid and are especially subject to greater price volatility. Many emerging market countries are subject to a substantial degree of economic, political and social instability. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging market countries involves greater risk of loss due to expropriation, confiscation of assets or the imposition of restrictions on foreign investments and on repatriation of capital invested. These risks are not normally associated with investments in more developed countries.

      EQUITY RISK. Stock market movements will affect the values of the Fund's investments in utility stocks, precious metal stocks, shares of REITs and shares of ETFs, which may comprise a significant portion of the Fund's net assets depending on market conditions. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, general economic conditions, and investors' perceptions of the company, its industry, or the overall stock market. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility's return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments. Prices of precious metal stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate


--------------------------------------------------------------------------------
|6| HUSSMAN STRATEGIC TOTAL RETURN FUND                            (800) HUSSMAN

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RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------

rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems. Investments in ETF shares are subject to the risks that: an active market for an ETF's shares may not develop or be maintained; trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

      The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not an indication of how the Fund will perform in the future.


                              [BAR CHART OMITTED]

                  9.80%    6.50%    6.00%    5.66%   12.61%
                  2003     2004     2005     2006     2007

       The Fund's year-to-date return through September 30, 2008 is 5.75%.

      During the periods shown in the bar chart, the highest return for a quarter was 6.69% during the quarter ended September 30, 2007 and the lowest return for a quarter was -3.61% during the quarter ended June 30, 2004.

      Returns for 2003, 2004 and 2005 reflect fee waivers by the investment manager. Had advisory fees not been waived during such years, returns would be less than those shown. The impact of taxes is not reflected in the bar chart. If taxes were reflected, returns would be less than those shown.



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                                                                             |7|

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RISK/RETURN SUMMARY (CONTINUED)
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2007

      The table below shows how the Fund's average annual total returns compare with those of the Lehman Brothers U.S. Aggregate Index. The table also illustrates the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred retirement arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                                                    INCEPTION(1)
                                                   ONE       FIVE    (SEPT. 12,
                                                   YEAR     YEARS(1)    2002)
--------------------------------------------------------------------------------
HUSSMAN STRATEGIC TOTAL RETURN FUND RETURN
   Before Taxes                                   12.61%     8.08%      8.07%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions            10.10%     6.41%      6.46%
--------------------------------------------------------------------------------
   Return After Taxes on Distributions
     and Sale of Fund Shares                       8.65%     6.08%      6.11%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. AGGREGATE INDEX(2)
   (does not reflect deduction for fees,
   expenses, or taxes)                             6.97%     4.42%      4.66%
--------------------------------------------------------------------------------

(1) Average annual total returns. Performance reflects fee waivers by the investment manager for periods prior to 2006. Had advisory fees not been waived during such periods, returns would be less than those shown.

(2) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, government agency and corporate securities.



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|8| HUSSMAN STRATEGIC TOTAL RETURN FUND                            (800) HUSSMAN

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FEES AND EXPENSES
--------------------------------------------------------------------------------

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                             None
--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (Load)                              None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                  None
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of the amount redeemed)              1.5%(1)(2)
--------------------------------------------------------------------------------
Exchange Fee                                                         None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                      0.55%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                            None
--------------------------------------------------------------------------------
Other Expenses                                                       0.28%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                      0.08%(3)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.91%
--------------------------------------------------------------------------------

(1) A redemption fee is imposed only on redemptions of shares WITHIN 60 DAYS OF THE DATE OF PURCHASE, but does not apply to the redemption of shares acquired through reinvestment of dividends or other distributions. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70(1)/2, and for any partial or complete redemption following death or disability of a shareholder named on the account.

(2) A fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) Acquired Fund Fees and Expenses represents the fees and expenses incurred indirectly by the Fund on investments in investment companies, exchange-traded funds and other pooled investment vehicles during the fiscal year ended June 30, 2008.


EXAMPLE:

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                             1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
                               $93          $290          $504         $1,120
--------------------------------------------------------------------------------



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                                                                             |9|

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

      The Fund seeks to achieve long-term total return through income and capital appreciation. Unlike many fixed-income funds, the Fund seeks to vary its emphasis strategically between capital appreciation and protection of capital depending on market conditions.

PORTFOLIO MANAGEMENT PROCESS

      The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable, and to choose the securities held by the Fund. It should not be interpreted as an exhaustive account of the market analysis techniques used by Hussman Econometrics Advisors, Inc., the Fund's investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to apply in the future.

DURATION

      A central feature of any fixed-income investment is its duration. The price of a fixed-income security, such as a bond, reflects the present discounted value of future interest and principal payments. The duration of a fixed-income security is the average date at which these payments are made, weighted by their present value. For example, a 10-year bond having a zero coupon simply has a duration of 10 years. In contrast, a 10-year 6% coupon bond priced at par has a duration of only 7.8 years. The coupon bond has a lower duration - and lower sensitivity to interest rate changes - because part of its payment stream is received annually as coupon payments. Importantly, duration measures not only the effective maturity of a bond, but is also a measure of its price sensitivity to interest rate changes.

      When long-term interest rates are relatively high and falling, long duration securities typically exhibit strong capital gains and total returns. In contrast, when long-term interest rates are relatively low and rising, long duration securities typically exhibit significant capital losses and unfavorable total returns.

      The investment manager intends to adjust the duration of the Fund's portfolio in response to changes in market conditions. Rather than exposing the Fund to passive interest rate risk at all times, the investment manager attempts to limit the risk of major capital loss by shortening portfolio duration during historically unfavorable market conditions, and to increase the Fund's potential for capital gains by lengthening portfolio duration during historically favorable market conditions.


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|10| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

YIELD CURVE

      The yield curve depicts the profile of interest rates from short-term to long-term maturities. Shifts in the shape of the yield curve have important consequences on the total return of fixed-income securities of various maturities. For example, during the latter part of economic expansions, inflationary pressures often rise, causing an "inverted yield curve," where short-term interest rates rise above long-term rates. Depending on the strength of these shifts, short-term fixed-income securities may actually be subject to greater price fluctuation than long-term bonds. Conversely, when a portion of the yield curve slopes steeply upward, certain medium-term securities may actually deliver a greater total return than higher-yielding long-term securities, as time passes and the position of each bond "rides" along the yield curve. The investment manager intends to adjust the Fund's portfolio in response to perceived opportunities and risks presented by shifts in the yield curve.

SECTOR ALLOCATION

      Depending on market conditions, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, including foreign securities. These securities may include utility stocks, precious metals stocks, shares of REITs, and foreign government debt. The investment manager intends to purchase these types of securities when market conditions are believed to favor such diversification.

      The investment manager believes that the long-term total return on utility stocks is driven by the sum of the dividend yield and the long-term growth rate of dividends. Short-term returns are also affected by the trend of yields in competing assets such as bonds.

      Foreign currencies are held by investors both as a means of payment and as an investment vehicle. The investment manager employs proprietary methods of estimating the valuation of foreign currencies. Specifically, the investment manager believes that exchange rates are driven by international differences in the prices of goods and services, and by relative levels of real interest rates (nominal interest rates minus inflation) across countries. In general, countries with relatively high real interest rates typically have exchange rates that are higher than would be predicted by relative price levels. Moreover, changes in real interest rates have important effects on exchange rates. As the price of gold typically moves inversely to the value of the U.S. dollar, market conditions that are relevant to foreign currencies are typically relevant to gold as well.

      The price of REIT shares are generally subject to the risks associated with investing in real estate. In particular, returns can be significantly affected by changes in interest rates.


--------------------------------------------------------------------------------
                                                                            |11|

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INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

      Depending on the profile of valuations and market action, the investment manager may purchase utility stocks, precious metals stocks, shares of REITs, and foreign government bonds both for the purpose of diversification and with the goal of enhancing the Fund's total return.

MARKET CLIMATE

      The investment manager's approach focuses on "valuation" and "market action" to define market conditions. In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

      Each unique combination of valuation and market action produces a specific "market climate," with its own average historical characteristics of expected return and risk. The investment manager does not try to predict the future direction of interest rates, but rather to identify the prevailing market climate. Based on its identification of the prevailing market climate and its average historical return/risk profile, the investment manager will position the Fund's portfolio so as to accept those investment risks which have historically been compensated in the identified climate, while attempting systematically to avoid those risks which have historically not been compensated. It should be recognized that all of the market climates identified by the investment manager may experience short-term returns which are both positive and negative.

      The investment manager believes that the strongest returns in the fixed-income market will emerge when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the fixed-income market has been associated with these conditions. This is typically a climate in which the Fund will establish an aggressive investment position by maintaining a longer average portfolio maturity, possibly including substantial investments in long-term debt and Treasury strips, which have a high sensitivity to interest rate fluctuations. Although historical returns for long-term bonds in this climate have been, on average, above the norm, it is possible that returns may be negative during any particular period. The emphasis on long-term bonds in this climate could lead to a greater loss than if the Fund had not increased its average portfolio maturity.


--------------------------------------------------------------------------------
|12| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

      Because the level of yields is the primary source of returns in the fixed-income markets, the Fund will tend to emphasize medium- and long-term fixed-income investments when interest rates are relatively high, regardless of the status of market action. However, the exposure of the Fund to interest rate risk is generally expected to be less aggressive when market action is unfavorable than when it is favorable.

      When interest rates are unfavorably low and market action exhibits favorably declining yield trends, the Fund will tend to emphasize short- and medium-term securities, while using declines in yield as opportunities to reduce its holdings of long-term bonds or otherwise to hedge its interest rate risk.

      The investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. This is typically a climate in which the Fund will establish a defensive investment position by maintaining a shorter average portfolio maturity emphasizing short-term securities. In this climate, the Fund may also hedge its exposure to interest rate risk by using options on Treasury securities. Although historical returns in this climate have been, on average, below the norm, it is possible that returns may be significantly positive during any particular period. The emphasis on short-term securities in this climate could lead to a loss or a smaller gain than if the Fund had not shortened its average portfolio maturity.

INVESTMENT PRACTICES AND RISKS

      The Fund invests primarily in fixed-income securities issued by the U.S. Treasury, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher. Fixed-income securities are subject to interest rate risk, which may be substantial for long-term debt and are also subject to varying degrees of credit risk and liquidity risk. Mortgage-backed securities are subject to special risks that may result in increased losses when interest rates rise, and limit appreciation when interest rates fall.

      The primary strategy of the Fund involves adjustment of the Fund's average portfolio maturity (duration) in response to changes in the market climate identified by the investment manager. Other strategies that the Fund may employ and their principal risks are described below.


--------------------------------------------------------------------------------
                                                                            |13|

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

ZERO-COUPON BONDS AND TREASURY STRIPS

      The Fund may invest in zero-coupon bonds and U.S. Treasury STRIPS. These include securities that have no coupons and pay interest only at maturity, and securities that have been stripped of their interest coupons, as well as individual interest coupons from such securities that trade separately. These securities entitle the holder to a single payment at maturity, and are purchased at a discount from their maturity value. STRIPS and other zero-coupon securities typically have a significantly higher duration than coupon securities of the same maturity, and experience proportionately greater price fluctuations in response to changes in interest rates. The Fund intends to use STRIPS and similar instruments to increase portfolio duration during market climates in which long-term interest rates are high relative to inflation and short-term interest rates. These securities have significant interest rate risk, and generally experience larger price declines when interest rates rise, compared with coupon-bearing securities of the same maturity.

CONVERTIBLE BONDS

      Corporate bonds purchased by the Fund may include securities that are convertible at a stated price or rate within a specified period of time into a specified number of shares of common stock of the issuer. By investing in convertible bonds, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the bonds are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible bond is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the bond's worth, at market value, if converted into the underlying common stock). A convertible bond may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible bond. If a convertible bond held by the Fund is called for redemption, the Fund must permit the issuer to redeem the bond, convert it into the underlying common stock or sell it to a third party.

TREASURY AND CURRENCY DERIVATIVES

      The Fund may purchase and sell futures contracts on U.S. Treasury securities, as well as put and call options on U.S. Treasury futures contracts, to manage its interest rate risk. These futures contracts enable an investor to buy or sell a U.S. Treasury security in the future at an agreed-upon price. A call option on a futures contract gives the purchaser of the option the right to purchase the underlying futures contract from the writer of the option at a specified exercise price. A put option on a futures contract gives the purchaser of the option the right to sell the underlying futures contract to the writer of the option at a specified exercise price.


--------------------------------------------------------------------------------
|14| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

      The Fund may purchase and sell put and call options on foreign currencies and currency futures contracts to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The Fund may also use cash-settled currency options, which deliver cash upon exercise. A cash-settled call option gives the holder the right to receive the amount by which the actual price of the foreign currency exceeds the specified exercise price of the option (both generally expressed in U.S. dollars), if this value is positive at the time of exercise. A cash-settled put option gives the holder the right to receive the amount by which the specified exercise price of the option exceeds the actual price of the foreign currency, if this value is positive at the time of exercise. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts to gain exposure to currencies which the Fund seeks to own. These strategies are intended to simulate the purchase of a short-term money market instrument denominated in the foreign currency.

      The Fund may seek to enhance returns by writing call options to hedge debt securities which are owned by the Fund but which are not expected to advance significantly in price over the short term. Call options may also be written to hedge debt securities held by the Fund for the purpose of hedging interest rate risk. The Fund may purchase put options for the purpose of hedging the interest rate risk of debt securities held by the Fund. The Fund may also simultaneously write call options and purchase put options in order to restrict price fluctuations within a desired range.

      The techniques used by the Fund to hedge its portfolio are considered by the investment manager to be conservative strategies, but involve certain risks. Derivatives such as futures contracts and options can be volatile and the potential loss to the Fund may exceed the Fund's initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative at the wrong time or judges market conditions incorrectly, the use of derivatives may significantly reduce the Fund's return. The Fund could also experience losses if the securities underlying a derivative are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for derivatives becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.


--------------------------------------------------------------------------------
                                                                            |15|

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------


INFLATION INDEXED SECURITIES

      The Fund may invest in inflation-indexed securities issued by governments and their agencies or instrumentalities or by corporations. These may include Treasury Inflation-Protected Securities ("TIPs"). The principal amount of a TIP is periodically adjusted according to changes in the rate of inflation as measured by the Consumer Price Index ("CPI"). The interest rate is fixed at issuance as a percentage of the principal amount as so adjusted from time to time. If the CPI declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Because of this inflation adjustment feature, inflation-indexed securities usually have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.


UTILITY STOCKS, PRECIOUS METALS STOCKS, SHARES OF REITS AND FOREIGN GOVERNMENT BONDS

      The Fund may invest in securities outside of the U.S. fixed income market. These investments will generally include utility stocks, precious metals stocks, shares of REITs, and foreign government debt securities.


      Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility's return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may be more sensitive to changes in interest rates than other types of equity investments.

      Prices of gold mining stocks and other precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time. The price of gold and precious metals may be affected by supply and demand and unpredictable monetary policies. Though precious metals investments may be used to hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical relationships will continue.


      Investments in REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems (as described in section entitled "Risk/Return Summary"). Stocks of REITs may also be more sensitive to changes in interest rates than other types of equity investments.

      Foreign government bonds are subject to foreign investment risk, including substantial currency risk, as described in the section entitled "Risk/Return Summary."


--------------------------------------------------------------------------------
|16| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS


      The Fund may invest in shares of exchange traded funds ("ETFs") and other similar instruments if the investment manager chooses to adjust the Fund's exposure to the general market or a particular segment of the bond market or a foreign currency, and to manage the Fund's risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") and hold a portfolio of securities designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific "baskets" of securities of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs the issuers of these securities are not registered as investment companies.


      ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of securities that do not apply to conventional funds, including: (1) the risk that the general level of bond prices, or that the prices of bonds within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily.


      The investment manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts--to obtain exposure to the bond market or a particular segment of the bond market or a foreign currency, or to hedge the Fund's portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or index futures. In addition, ETF shares and options thereon can typically be purchased in amounts that are smaller than available from futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.


--------------------------------------------------------------------------------
                                                                            |17|

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

SHORT SALES OF ETFS

      Although the Fund effects short sales of ETF shares solely for hedging purposes, these transactions nonetheless involve certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the ETF shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.


PORTFOLIO TURNOVER

      The Fund does not necessarily hold the fixed-income securities in which it invests to maturity. Its holding period for some securities may be relatively short. Because the Fund places added emphasis on capital appreciation during certain market climates, the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). This activity will increase the Fund's portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders, which would reduce the after-tax return of the Fund, and in particular may generate short-term capital gains, which when distributed are taxable to shareholders at ordinary income tax rates.


--------------------------------------------------------------------------------
|18| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER


      Hussman Econometrics Advisors, Inc. ("Hussman"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser of the Fund. Hussman is a registered investment adviser that manages approximately $3.6 billion in assets as of June 30, 2008. John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman since March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust and has served as the Fund's portfolio manager since the Fund's inception in September 2002. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics. Subject to the Fund's investment objective and strategies, Dr. Hussman makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Fund's Statement of Additional Information contains further details about Dr. Hussman's compensation, other accounts managed by Dr. Hussman, and Dr. Hussman's ownership of Fund shares. The Fund's investment activities are highly dependent upon the services personally provided by Dr. Hussman. In the event that Dr. Hussman was unable to manage the Fund's investment portfolio, the Trustees would take such action as they deem to be in the best interest of the Fund's shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

      For its services, the Fund pays Hussman an investment advisory fee computed at the annual rate of 0.55% of the first $500 million of average daily net assets of the Fund and 0.50% of such assets over $500 million. Prior to December 31, 2007, Hussman had agreed to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to 0.90% of its average daily net assets. Any such fee waivers by Hussman, or payments by Hussman of expenses which were the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 0.90% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

      The aggregate fee paid to Hussman for the fiscal year ended June 30, 2008, including repayments of fee waivers and expense reimbursements, was equal to 0.62% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
                                                                            |19|

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FUND MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

      A discussion regarding the basis for approval by the Board of Trustees of the Trust (the "Board of Trustees") of the annual continuance of the Fund's investment advisory contract with Hussman is available in the Fund's annual report for the fiscal year ended June 30, 2008.


      THE ADMINISTRATOR

      Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus Fund Solutions, LLC include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v)
processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

      The Statement of Additional Information has more detailed information about Hussman and other service providers to the Fund.

--------------------------------------------------------------------------------
HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------


      The net asset value ("NAV") of the Fund's shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities and other investments at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures adopted by the Board of Trustees.

      Your order to purchase or redeem Fund shares is priced at the next calculated NAV per share after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).



--------------------------------------------------------------------------------
|20| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

      The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the NAV per share next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

      The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

      The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.

OPENING AN ACCOUNT

      An account may be opened by mail or bank wire, as follows:

      BY MAIL.  To open a new account by mail:

o     Complete and sign the account application.

o     Enclose a check payable to Hussman Strategic Total Return Fund.

o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), at the following address:

            Hussman Strategic Total Return Fund
            c/o Ultimus Fund Solutions, LLC
            P.O. Box 46707
            Cincinnati, Ohio 45246-0707


      Shares will be issued at the NAV per share next computed after receipt of your application and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.



--------------------------------------------------------------------------------
                                                                            |21|

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

      By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.


      BY WIRE. To open a new account by wire of federal funds, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:


            US Bank, N.A.
            ABA # 042000013
            Attention: Hussman Strategic Total Return Fund
            Credit Account # 821663168
            Account Name _________________
            For Account # _________________


      An order is considered received when US Bank, N.A., the Fund's custodian, receives payment by wire. If your account application was telecopied to the Transfer Agent, you must also mail a completed account application to the Transfer Agent. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV per share next computed after receipt of your wire.


      THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.


--------------------------------------------------------------------------------
|22| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

SUBSEQUENT INVESTMENTS

      Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

o By sending a check, made payable to Hussman Strategic Total Return Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.


o By wire of federal funds to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.


o     Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

      BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.


      ACH may be used to make direct investments into the Fund of full or partial recurring payments made to a shareholder by his or her employer
(corporate,   federal,   military,   or  other)  or  by  the   Social   Security
Administration.



--------------------------------------------------------------------------------
                                                                            |23|

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

      You may make automatic periodic investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND


      The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.


CUSTOMER IDENTIFICATION AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

      You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.


--------------------------------------------------------------------------------
|24| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO BUY SHARES (CONTINUED)
--------------------------------------------------------------------------------

      After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

      The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading ("market timing") vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in: higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund's ability to maximize investment return. These risks can have an adverse affect on the Fund's performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of "stale" prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.


      The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. These policies and procedures are applied uniformly to all shareholders. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

      The Trust has entered into agreements with intermediaries obligating them to provide, upon request, information regarding their customers and their customers' transactions in shares of the Fund. The Trust relies on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of the purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.



--------------------------------------------------------------------------------
                                                                            |25|

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


      Shares of the Fund and shares of any other Hussman fund may be exchanged for each other. Before making an exchange into another Hussman fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see "How to Redeem Shares"). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.


      Shares of the Fund acquired by means of an exchange will be purchased at the NAV per share next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

o     Your name and telephone number

o     The exact name of your account and account number

o     Taxpayer identification number (usually your Social Security number)

o     Dollar value or number of shares to be exchanged

o     The name of the fund from which the exchange is to be made

o     The name of the fund into which the exchange is being made

      The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

      The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.


--------------------------------------------------------------------------------
|26| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

      BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.


      SIGNATURE GUARANTEES. If the shares to be redeemed have a value of more than $25,000, or the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


      Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

      BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

      Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the


--------------------------------------------------------------------------------
                                                                            |27|

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (CONTINUED)
--------------------------------------------------------------------------------

account registration stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

      Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

      The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

      THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV per share next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT


      The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as permitted by the 1940 Act or by the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.


REDEMPTION FEE


      A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days


--------------------------------------------------------------------------------
|28| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES (CONTINUED)
--------------------------------------------------------------------------------

of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


      The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70(1)/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

MINIMUM ACCOUNT BALANCE

      Due to the cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

      If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

      The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When you sell these securities to obtain cash, you will pay brokerage charges.


--------------------------------------------------------------------------------
                                                                            |29|

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.


      The Fund has qualified in all prior years and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.


      Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

      The Fund's transactions in options and futures contracts, REITs and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

      When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

      You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

      Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

      Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.


--------------------------------------------------------------------------------
|30| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available on request.


--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                           ------------------------------------------------------------------------
                                              2008           2007            2006            2005           2004
                                           ----------     ----------      ----------      ----------     ----------
Net asset value at beginning of year ...   $    10.92     $    11.30      $    10.94      $    10.53     $    10.54
                                           ----------     ----------      ----------      ----------     ----------
Income from investment operations:
   Net investment income ...............         0.24           0.32            0.32            0.24           0.21
   Net realized and unrealized gains on
      investments and foreign currencies         1.59           0.06            0.65            0.42           0.35
                                           ----------     ----------      ----------      ----------     ----------
Total from investment  operations ......         1.83           0.38            0.97            0.66           0.56
                                           ----------     ----------      ----------      ----------     ----------
Less distributions:
   Dividends from net investment income         (0.23)         (0.33)          (0.31)          (0.24)         (0.21)
   Distributions from net realized gains        (0.54)         (0.43)          (0.30)          (0.02)         (0.37)
                                           ----------     ----------      ----------      ----------     ----------
Total distributions ....................        (0.77)         (0.76)          (0.61)          (0.26)         (0.58)
                                           ----------     ----------      ----------      ----------     ----------

Proceeds from redemption fees collected          0.01           0.00(a)         0.00(a)         0.01           0.01
                                           ----------     ----------      ----------      ----------     ----------

Net asset value at end of year .........   $    11.99     $    10.92      $    11.30      $    10.94     $    10.53
                                           ==========     ==========      ==========      ==========     ==========

Total return(b) ........................       17.23%          3.46%           9.01%           6.40%          5.49%
                                           ==========     ==========      ==========      ==========     ==========

Net assets at end of year (000's) ......   $  330,965     $  174,480      $  158,735      $  128,156     $  105,308
                                           ==========     ==========      ==========      ==========     ==========

Ratio of net expenses to
   average net assets(c) ...............        0.90%          0.90%           0.90%           0.90%          0.90%

Ratio of net investment income
   to average net assets ...............        2.05%          2.86%           2.94%           2.25%          2.34%

Portfolio turnover rate ................         212%            41%             55%             64%           174%


(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.92%, 1.01% and 1.17% for the years ended June 30, 2006, 2005 and 2004, respectively.


--------------------------------------------------------------------------------
                                                                            |31|

--------------------------------------------------------------------------------
CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

      WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

      In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

      We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

      WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

      To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

      We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

      WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

      We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

      We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

      This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

      This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

      IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.


--------------------------------------------------------------------------------
|32| HUSSMAN STRATEGIC TOTAL RETURN FUND                           (800) HUSSMAN

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042


                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                    CUSTODIAN
                                  US Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                          312 Walnut Street, 19th Floor
                             Cincinnati, Ohio 45202


                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                              [LOGO]  Hussman
                                        Funds

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

            o     Annual and Semi-Annual Reports

      The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

            o     Statement of Additional Information ("SAI")

      The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund's website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

                              www.hussmanfunds.com

                                 [LOGO OMITTED]

                    Investment Company Act File No. 811-09911

                          HUSSMAN STRATEGIC GROWTH FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information


                                November 1, 2008

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Growth Fund dated November 1, 2008, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus, the Annual Report or Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..............................2

CALCULATION OF NET ASSET VALUE................................................11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................12

SPECIAL SHAREHOLDER SERVICES..................................................12

MANAGEMENT OF THE TRUST.......................................................13

INVESTMENT ADVISER............................................................16

PORTFOLIO TRANSACTIONS........................................................18

OTHER SERVICE PROVIDERS.......................................................19

GENERAL INFORMATION...........................................................22

ADDITIONAL TAX INFORMATION....................................................26

PERFORMANCE INFORMATION.......................................................28

FINANCIAL STATEMENTS..........................................................30

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES).............................31

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

      Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to the Hussman Strategic Growth Fund (the "Fund"). For information on the Hussman Strategic Total Return Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

      The Fund's objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

      Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

OPTIONS AND FUTURES

      As discussed in the Prospectus, the Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of futures and options transactions.

      REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

      FUTURES AND OPTIONS TRANSACTIONS. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

      The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

      By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

      By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

      The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund's portfolio to supplement the Fund's income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund's portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

      The total notional value of positions in options and futures is not expected to exceed the value of stocks owned by the Fund, so the most defensive position expected by the fund will be a "fully hedged" position in which long and short positions are of equal size. In computing the "notional value" of option hedges, the combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is "in the money" at the time the position is initiated. Similarly, option spread and other "covered" combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value.

      RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Fund's current policy is to limit options and futures transactions to those described above. The Fund may purchase and write both over-the-counter and exchange trade options.

      RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

      The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

      STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock
indices,   each  based  on  a  different  measure  of  market   performance.   A
determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

      Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

      Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

BORROWING MONEY

      The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

      The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS


      Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

      Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).


      Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The investment manager will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange ("AMEX"). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF's shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund's shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

      The Fund will limit its aggregate investments in ETFs and other similar instruments (I.E., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate "long" exposure relating to these investment positions would exceed 25% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund's net assets, the investment manager will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets.


      Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund's ability to purchase shares of certain ETFs. The Fund does not purchase shares of "managed" ETFs.

MONEY MARKET MUTUAL FUNDS


      For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.


COMMERCIAL PAPER

      Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

ILLIQUID SECURITIES


      The Fund typically does not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to not more than 15% of its net assets. Illiquid securities generally include
(i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements that mature in more than seven days.

      Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The sale price of illiquid securities may be lower or higher than the value of those securities as determined by the Fund. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.


REPURCHASE AGREEMENTS

      The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

      At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

      The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

      The Fund may not:

      1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

      2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

      3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33-1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

      4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

      5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

      6. Purchase securities of companies for the purpose of exercising control.

      7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

      8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

      Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER


      The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager anticipates that the Fund's annual portfolio turnover rate will typically not exceed 200%. For the fiscal years ended June 30, 2008, 2007 and 2006, the Fund's portfolio turnover rate was 150%, 106% and 63%, respectively. The higher portfolio turnover rate during the most recent fiscal year was due primarily to a high level of market volatility, coupled with changes in the investment manager's assessment of the relative attractiveness of particular industry groups and individual securities.


                         CALCULATION OF NET ASSET VALUE

      The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other securities exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sales price, if available, otherwise at the mean of the closing bid and ask prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service. Options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of the options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith under procedures adopted by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

      The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

      The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

      As noted in the Prospectus, the Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

      AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


      Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days' written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                          Hussman Strategic Growth Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST


      Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust's shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees"). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.


      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Number of
                                                                                                                      Portfolios
                                                                                                                        in Fund
                                                                              Principal Occupation(s) During Past     Complex***
                                           Length of       Position(s) Held   5 Years and Directorships of Public     Overseen by
Name, Address and Age                     Time Served         with Trust                  Companies**                   Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

*John P. Hussman, Ph.D. (age 46)       Since July 2000         President      Chairman, President and                      2
5136 Dorsey Hall Drive                                        and Trustee     Treasurer of Hussman Econometrics
Ellicott City, Maryland 21042                                                 Advisors, Inc.

INDEPENDENT TRUSTEES:

David C. Anderson (age 57)             Since July 2000          Trustee       Network Administrator for Hephzibah          2
916 North Oak Park Avenue                                                     Children's Association (child
Oak Park, Illinois 60302                                                      welfare organization)

Nelson F. Freeburg, Jr. (age 56)       Since July 2000          Trustee       President and Owner of Formula               2
9320 Grove Park Cove                                                          Research, Inc. (financial
Germantown, Tennessee 38139                                                   newsletter publisher); owner of
                                                                              Chicksaw Land & Investment Company

William H. Vanover (age 61)            Since July 2000          Trustee       Investment Officer for Planning              2
838 Long Lake Road, Suite 100                                                 Alternatives, Ltd. (registered
Bloomfield Hills, Michigan 48302                                              investment adviser)

EXECUTIVE OFFICERS:

Robert G. Dorsey (age 51)              Since July 2000      Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                                                 Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC

Mark J. Seger (age 46)                 Since July 2000         Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                                                 Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC

John F. Splain (age 52)                Since July 2000        Secretary /     Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                              Chief Compliance   Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                          Officer       Distributors, LLC

* John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser"), is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**    None of the Trustees are directors of public companies.

***   The Fund Complex  consists of the Fund and Hussman  Strategic Total Return
      Fund.


      BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve as Independent Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held four meetings during the fiscal year ended June 30, 2008. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2007.

                                                             Aggregate Dollar
                                Dollar Range of           Range of Shares of All
                               Fund Shares Owned           Funds in Fund Complex
Name of Trustee                   by Trustee                Overseen by Trustee
--------------------------------------------------------------------------------

John P. Hussman, Ph.D.           Over $100,000                 Over $100,000

INDEPENDENT TRUSTEES:
David C. Anderson                Over $100,000                 Over $100,000
Nelson F. Freeburg, Jr.          Over $100,000                 Over $100,000
William H. Vanover            $50,001 - $100,000               Over $100,000

      As of October 1, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $3,000 for attendance at each meeting of the Board of Trustees (except that such fee is $10,000 with respect to the annual meeting of the Board); and a fee of $1,500 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended June 30, 2008 to each of the Trustees:

                                                                                    Total
                                                                                 Compensation
                           Aggregate        Pension or      Estimated Annual     From Fund and
                          Compensation      Retirement       Benefits Upon     Fund Complex Paid
Trustee                    From Fund     Benefits Accrued      Retirement        to Trustees**
------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.*       None             None               None               None

David C. Anderson           $ 31,500           None               None             $ 63,000

Nelson F. Freeburg, Jr.     $ 31,500           None               None             $ 63,000

William H. Vanover          $ 31,500           None               None             $ 63,000


*     Interested person of the Trust as defined by the 1940 Act.

** The Trust is comprised of two Funds, including the Fund, which constitutes the "Fund Complex." Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and Hussman Strategic Total Return Fund, the other series of the Trust.

                               INVESTMENT ADVISER


      Hussman Econometrics Advisors, Inc. (the "Adviser"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of July 20, 2000 (the "Advisory Agreement"). The Adviser, founded in March 1989, is a registered investment adviser that manages approximately $3.6 billion in assets as of June 30, 2008. John P. Hussman, Ph.D., a Trustee and President of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As an affiliate of the Adviser and the Fund, Dr. Hussman may directly or indirectly receive benefits from the advisory fee paid to the Adviser.

      Subject to the Fund's investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program. For these services, the Fund pays the Adviser a monthly fee computed at the annual rate of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion. During the fiscal years ended June 30, 2008, 2007 and 2006, the Fund paid fees to the Adviser of $28,959,400, $27,403,631 and $22,812,054, respectively.

      Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2009, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

      The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGER

      The Fund's Portfolio Manager is John P. Hussman, Ph.D.


Other Accounts Managed (as of June 30, 2008)
----------------------

      Dr. Hussman is also responsible for the day-to-day management of Hussman Strategic Total Return Fund (the "Total Return Fund"), a second series of the Trust. Presently, the Fund and the Total Return Fund are the Adviser's only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Fund and the Total Return Fund and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other advisory clients.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of       Total Assets
                                                                                                        Accounts        of Accounts
                                                                  Total Number      Total Assets      Managed with     Managed with
                                                                    of Other          of Other        Advisory Fee     Advisory Fee
           Name of                                                  Accounts          Accounts          Based on         Based on
      Portfolio Manager              Type of Accounts                Managed           Managed        Performance       Performance
-----------------------------------------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.      Registered Investment Companies:            1           $330,965,072           0                $ 0
                            Other Pooled Investment Vehicles:           0               $ 0                0                $ 0
                            Other Accounts:                             0               $ 0                0                $ 0
-----------------------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

      The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing both the Fund and the Total Return Fund.

      The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and the Total Return Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Total Return Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation
------------


      Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund's assets, as well as the assets of the Total Return Fund. However, compensation is not directly based upon the Fund's performance or on the value of the Fund's assets.

Ownership of Fund Shares
------------------------

      The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Hussman as of June 30, 2008.


             ------------------------------------------------------
                     Name of                 Dollar Value of Fund
                Portfolio Manager         Shares Beneficially Owned
             ------------------------------------------------------
             John P. Hussman, Ph.D.            Over $1,000,000
             ------------------------------------------------------

                             PORTFOLIO TRANSACTIONS


      Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund's portfolio transactions.


      Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

      While the Adviser  generally seeks competitive  commissions,  the Fund may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

      Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.


      During the fiscal years ended June 30, 2008, 2007 and 2006, the Fund paid aggregate brokerage commissions of $6,703,285, $4,347,218 and $2,207,991, respectively. The primary reason for the increase in the amount of aggregate brokerage commissions paid by the Fund during each of the past two fiscal years was a higher level of portfolio turnover.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

      As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;


      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Custodian with such information as is required to effect the payment of dividends and distributions;

      -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

      As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

      As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.


      Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; and 0.03% of such assets over $3 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $15 to $20 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2008, Ultimus received fees of $1,523,495 from the Fund in its capacity as Administrator, $205,285 in its capacity as Fund Accountant and $1,446,467 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2007, Ultimus received fees of $1,476,948 from the Fund in its capacity as Administrator, $196,546 in its capacity as Fund Accountant and $1,358,813 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2006, Ultimus received fees of $1,311,290 from the Fund in its capacity as Administrator, $170,587 in its capacity as Fund Accountant and $1,029,639 in its capacity as Transfer Agent.

      Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.


      The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.


COMPLIANCE CONSULTING AGREEMENT

      Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee at the annual rate of .005% of the average value of the Trust's aggregate daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. For the fiscal years ended June 30, 2008, 2007 and 2006, Ultimus received compliance service fees from the Fund of $61,945, $60,456 and $53,511, respectively.


PRINCIPAL UNDERWRITER

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN


      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust pursuant to a custody agreement. Its responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2009.

LEGAL COUNSEL

      The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

      The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.


      Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.


TRUSTEE LIABILITY

      The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

      The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust's Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Trust's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

      o Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust's website and the information does not identify specific Portfolio Securities.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

      o The Trust's Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

      o     The Fund's  policy  relating to  disclosure of holdings of Portfolio
            Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

--------------------------------------------------------------------------------------------------
                                  TYPICAL FREQUENCY OF ACCESS TO
    TYPE OF SERVICE PROVIDER           PORTFOLIO INFORMATION            RESTRICTIONS ON USE
--------------------------------------------------------------------------------------------------
Adviser                          Daily                             Contractual and Ethical
--------------------------------------------------------------------------------------------------
Administrator and Distributor    Daily                             Contractual and Ethical
--------------------------------------------------------------------------------------------------
Custodian                        Daily                             Contractual and Ethical
--------------------------------------------------------------------------------------------------
Auditor                          During annual audit               Ethical
--------------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board         Ethical
                                 meetings, and if a legal issue
                                 regarding the portfolio requires
                                 counsel's review
--------------------------------------------------------------------------------------------------
Printers                         Twice a year - printing of        No formal restrictions in
                                 semi-annual and annual reports    place.  Printer would not
                                                                   receive portfolio information
                                                                   until at least 30 days old.
--------------------------------------------------------------------------------------------------
Broker/dealers through which     Daily access to the relevant      Contractual and Ethical
Fund purchases and sells         purchase and/or sale - no
portfolio securities             broker/dealer has access to the
                                 Fund's entire portfolio
--------------------------------------------------------------------------------------------------

            Such disclosures may be made without approval of the Trust's Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

      o The Trust's Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief
            Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

PRINCIPAL SHAREHOLDERS


      The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2008.

                                                                   Type of
Name and Address                      Shares      % Ownership     Ownership
----------------                      ------      -----------     ---------

Charles Schwab & Co., Inc.          65,724,583       27.9%          Record
101 Montgomery Street
San Francisco, California 94104

Ameritrade, Inc.                    14,929,077        6.3%          Record
1005 North Ameritrade Place
Bellevue, Nebraska 68005

                           ADDITIONAL TAX INFORMATION

      The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.



      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.


      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

                             PERFORMANCE INFORMATION

      From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

      Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN


      Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period, and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund's average annual total returns for periods ended June 30, 2008 are:

            1 Year                                     3.84%
            5 Years                                    6.11%
            Since Inception (July 24, 2000)           10.65%


      The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits are various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


OTHER QUOTATIONS OF TOTAL RETURN

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period since inception (July 24, 2000) to June 30, 2008 is 123.16%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual return for the three years ended June 30, 2008 is 3.62%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

PERFORMANCE COMPARISONS

      Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

      From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

      Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS


      The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated June 30, 2008.

                                   APPENDIX A

                          HUSSMAN INVESTMENT TRUST AND
               HUSSMAN ECONOMETRICS ADVISORS, INC. (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

As part of their fiduciary responsibilities, Hussman Investment Trust (the "Trust") and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser's proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

ELECTION OF BOARDS OF DIRECTORS

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees - particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

EQUITY-BASED COMPENSATION PLANS

The Adviser strongly favors incentive compensation plans based on increases in "economic value added" (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see "How and why stock options should be expensed from corporate earnings" on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock PURCHASE plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE AND SOCIAL POLICY ISSUES

The decision to purchase a given security includes an evaluation of the company's industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information


                                November 1, 2008

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Total Return Fund dated November 1, 2008, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus, the Annual Report or the Semi-Annual Report may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................    2

CALCULATION OF NET ASSET VALUE ............................................   18

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   19

SPECIAL SHAREHOLDER SERVICES ..............................................   20

MANAGEMENT OF THE TRUST ...................................................   21

INVESTMENT ADVISER ........................................................   23

PORTFOLIO TRANSACTIONS ....................................................   25

OTHER SERVICE PROVIDERS ...................................................   26

GENERAL INFORMATION .......................................................   29

ADDITIONAL TAX INFORMATION ................................................   33

PERFORMANCE INFORMATION ...................................................   35

FINANCIAL STATEMENTS ......................................................   38

APPENDIX A (RATINGS DESCRIPTIONS) .........................................   39

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES) .........................   41

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

      Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to the Hussman Strategic Total Return Fund (the "Fund"). For Information on the Hussman Strategic Growth Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE


      The Fund's objective is to provide long-term total return from income and capital appreciation. The Fund invests primarily in fixed-income securities, with added emphasis on capital appreciation during favorable market conditions and capital preservation during unfavorable market conditions.


                ADDITIONAL INFORMATION OF PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

      Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

U.S. GOVERNMENT SECURITIES

      U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.


      ZERO COUPON BONDS AND TREASURY STRIPS. U.S. Government securities include "zero coupon" securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

      STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.


FUTURES CONTRACTS AND RELATED OPTIONS

      The Fund may purchase or sell interest rate futures contracts or foreign currency futures contracts and related options. The Fund may utilize futures contracts to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges - long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in future by purchasing futures contracts.


      A public market presently exists in currency futures contracts on the Euro, the Australian dollar, the British pound, the Canadian dollar, the Japanese yen, the Mexican peso, the New Zealand dollar, the Swiss franc and the Swedish Krona. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions.


      A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the securities or currency called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

      In contrast to the situation when a Fund purchase or sells a security or currency, no security or currency is delivered or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

      The  writer of an option on a futures  contract  is  required  to  deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      Although futures contracts by their terms call for actual delivery or acceptance of securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities or currency and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

      The Fund will pay commissions on futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

      RISKS RELATED TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.

      To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

      The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies that are being hedged. If the price of the futures contract moves more or less than the price of the securities or currencies being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities or currencies. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

      The market prices of futures contracts may be affected if participants in the futures market elect to close their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or currencies and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction.

      Compared to the purchase or sale of futures or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities or currency.

      REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

FOREIGN CURRENCY OPTIONS

      A currency option is the right--but not the obligation--to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).

      There are two types of option expirations, American-style and European-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only.

      The Fund may use foreign currency options to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. These option strategies simulate the purchase of a short-term money market instrument denominated in the foreign currency. When the Fund uses currency options, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency. Factors which are difficult to predict, such as interest rate differentials between nations and temporary supply/demand imbalances between nations, may have a significant impact on currency option prices. The use of currency options by the Fund may lead to an increase in taxes payable by shareholders.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the

Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

      The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

BORROWING MONEY

      The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

      The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

CORPORATE DEBT SECURITIES

      The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest.

CONVERTIBLE DEBT SECURITIES

      A convertible debt security is a debt security that can be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible debt securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible debt security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible debt security. The conversion value of a convertible debt security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible debt security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible debt security will be increasingly influenced by its conversion value. A convertible debt security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible debt security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS


      Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index, index segment or currency. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

      Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of bonds including: (1) risks that the general level of bond prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of bonds held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).


      Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The investment manager will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs, which are investment companies, they invest substantially all of their assets in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange ("AMEX"). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF's shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund's shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

      The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a bond index option if, as a result of such purchase or transaction, the aggregate "long" exposure relating to these investment positions would exceed 25% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund's net assets, the investment manager will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets.


      Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund's ability to purchase shares of certain ETFs. The Fund does not purchase shares of "managed" ETFs.

MONEY MARKET MUTUAL FUNDS

      For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.


COMMERCIAL PAPER

      Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization.

ILLIQUID SECURITIES


      The Fund typically does not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to not more than 15% of its net assets. Illiquid securities generally include
(i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements that mature in more than seven days.

      Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The sale price of illiquid securities may be lower or higher than the value of those securities as determined by the Fund. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Board of Trustees.


REPURCHASE AGREEMENTS

      The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

      At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

VARIABLE AND FLOATING RATE SECURITIES

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

      The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

      The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

MORTGAGE-RELATED SECURITIES

      The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment manager to forecast interest rates and other economic factors correctly.

      MORTGAGE PASS-THROUGH SECURITIES. Mortgage "pass-through" securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers.

      Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

      FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

FOREIGN SECURITIES

      The Fund may invest in foreign equity securities, including preferred securities of foreign issuers, and U.S. dollar- or foreign currency-denominated obligations of foreign governments. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

EMERGING MARKET DEBT

      Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

      The  ability of  emerging  country  governmental  issuers  to make  timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

      As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.


INFLATION-INDEXED SECURITIES

      The Fund may invest in inflation-indexed securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation as indicated by the Consumer Price Index ("CPI"). Inflation-index securities may be issued by governments or their agencies and by corporations. There are two common accrual structures for inflation-indexed securities. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

      Inflation-indexed securities are issued with various maturities. The securities issued by the U.S. Treasury, called Treasury Inflation Protected Securities ("TIPS"), pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-indexed securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


      The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

      While these securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

      The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

REAL ESTATE INVESTMENT TRUSTS

      The Fund may invest in shares of real estate investment trusts ("REITs"), pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

      Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs need to meet asset diversification, source of income, distribution and certain other requirements in order to maintain their status as pass-through entities under the Code. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

      When profits, revenues or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT share prices may decline as well. Therefore, REITs are subject to the risks associated with investing in real estate, any of which could cause the value of a REIT's share price to decline. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market value of REIT shares may change based upon investors' collective perceptions of future earnings, the value of REIT shares will generally decline when investors anticipate or experience rising interest rates. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency;
possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

INVESTMENT RESTRICTIONS

      The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

      The Fund may not:

      1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

      2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

      3. Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33-1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

      4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

      5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

      6. Purchase securities of companies for the purpose of exercising control.

      7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

      8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

      Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER


      The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager anticipates that the Fund's annual portfolio turnover rate will typically not exceed 200%. For the fiscal years ended June 30, 2008, 2007 and 2006, the Fund's portfolio turnover rate was 212%, 41% and 55%, respectively. The higher portfolio turnover rate during the most recent fiscal year was due primarily to a high level of market volatility, coupled with changes in the investment manager's assessment of the relative attractiveness of particular sectors and individual securities.


                         CALCULATION OF NET ASSET VALUE

      The net asset value of shares of the Fund is determined as of the close of the regular session of trading on New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other securities exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sales price, otherwise at the mean of the closing bid and ask prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service. Options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of the options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith under procedures adopted by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

      The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

      The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

      As noted in the Prospectus, the Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

      AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.


      Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days' written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                       Hussman Strategic Total Return Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST


      Overall responsibility for the supervision of the management of the Trust rests with its Trustees, who are elected either by the Trust's shareholders or by the Trustees currently in office. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees"). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees or committees thereof. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.


      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                            NUMBER OF
                                                                                   PRINCIPAL               PORTFOLIOS
                                                                             OCCUPATION(S) DURING            IN FUND
                                        LENGTH OF      POSITION(S)             PAST 5 YEARS AND            COMPLEX***
                                          TIME          HELD WITH              DIRECTORSHIPS OF             OVERSEEN
NAME, ADDRESS AND AGE                    SERVED           TRUST               PUBLIC COMPANIES**           BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

*John P. Hussman Ph.D. (age 46)           Since         President      Chairman, President and                  2
5136 Dorsey Hall Drive                  July 2000      and Trustee     Treasurer of Hussman
Ellicott City, Maryland 21042                                          Econometrics Advisors, Inc.

INDEPENDENT TRUSTEES:

David C. Anderson (age 57)                Since          Trustee       Network Administrator for                2
916 North Oak Park Avenue               July 2000                      Hephzibah Children's Association
Oak Park, Illinois 60302                                               (child welfare
                                                                       organization)

Nelson F. Freeburg, Jr. (age 56)          Since          Trustee       President and Owner of Formula           2
9320 Grove Park Cove                    July 2000                      Research, Inc. (financial
Germantown, Tennessee 38139                                            newsletter publisher); owner of
                                                                       Chicksaw Land &
                                                                       Investment Company

William H. Vanover (age 61)               Since          Trustee       Investment Officer for Planning          2
838 Long Lake Road, Suite 100           July 2000                      Alternatives, Ltd. (registered
Bloomfield Hills, Michigan 48302                                       investment adviser)

EXECUTIVE OFFICERS:
Robert G. Dorsey (age 51)                 Since            Vice        Managing Director of Ultimus
225 Pictoria Drive, Suite 450           July 2000       President      Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                 Fund Distributors, LLC

Mark J. Seger (age 46)                    Since         Treasurer      Managing Director of Ultimus
225 Pictoria Drive, Suite 450           July 2000                      Fund Solutions, LLC and
Cincinnati, Ohio 45246                                                 Ultimus Fund Distributors, LLC

John F. Splain (age 52)                   Since      Secretary/Chief   Managing Director of Ultimus
225 Pictoria Drive, Suite 450           July 2000       Compliance     Fund Solutions, LLC and
Cincinnati, Ohio 45246                                   Officer       Ultimus Fund Distributors, LLC


* John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser"), is an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act.

**    None of the Trustees are directors of public companies.

***   Fund Complex consists of the Fund and Hussman Strategic Growth Fund.


      BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve as Independent Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: (i) the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held four meetings during the fiscal year ended June 30, 2008. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2007.

                                                         Aggregate Dollar Range
                                 Dollar Range of         of Shares of All Funds
                                Fund Shares Owned            in Fund Complex
Name of Trustee                    by Trustee              Overseen by Trustee
--------------------------------------------------------------------------------

John P. Hussman, Ph.D.            Over $100,000               Over $100,000

INDEPENDENT TRUSTEES:
David C. Anderson                     None                    Over $100,000
Nelson F. Freeburg, Jr.               None                    Over $100,000
William H. Vanover             $50,001 - $100,000             Over $100,000

      As of October 1, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially 1.5% of the outstanding shares of the Fund.

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $3,000 for attendance at each meeting of the Board of Trustees (except that such fee is $10,000 with respect to the annual meeting of the Board); and a fee of $1,500 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts during the fiscal year ended June 30, 2008 to each of the Trustees:

                                                                             Total
                                                          Estimated       Compensation
                                            Pension or      Annual         From Fund
                              Aggregate     Retirement     Benefits         and Fund
                            Compensation     Benefits        Upon       Complex Paid to
Trustee                       From Fund      Accrued      Retirement       Trustees**
---------------------------------------------------------------------------------------
John P. Hussman, Ph.D.*         None           None          None             None

David C. Anderson             $ 31,500         None          None           $ 63,000

Nelson F. Freeburg, Jr.       $ 31,500         None          None           $ 63,000

William H. Vanover            $ 31,500         None          None           $ 63,000


*     Interested person of the Trust as defined by the 1940 Act.

** The Trust is comprised of two Funds, including the Fund, which constitutes the "Fund Complex." Total compensation paid for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and Hussman Strategic Growth Fund, the other series of the Trust.

                               INVESTMENT ADVISER


      Hussman Econometrics Advisors, Inc. (the "Adviser"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of September 10, 2002 (the "Advisory Agreement"). The Adviser, founded in March 1989, is a registered investment adviser that manages approximately $3.6 billion in assets as of June 30, 2008. John P. Hussman, Ph.D., President and a Trustee of the Trust and President and sole shareholder of the Adviser, may be deemed to control the Adviser. As an affiliate of the Adviser and the Fund, Dr. Hussman may directly or indirectly receive benefits from the advisory fee paid to the Adviser.

      Subject to the Fund's investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program. For these services, the Fund pays the Adviser a monthly fee at the annual rate of 0.55% of the first $500 million of average daily net assets of the Fund and 0.50% of such assets over $500 million.

      Prior to January 1, 2008, the Adviser contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets pursuant to the terms of an Expense Limitation Agreement. Any fee waivers or expense reimbursements by the Adviser, either before or after January 1, 2008, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

      During the fiscal years ended June 30, 2008 and 2007, the fees paid by the Fund to the Adviser as calculated under the Advisory Agreement were $1,282,838 and $985,655, respectively. During the fiscal year ended June 30, 2006, the fees payable to the Adviser as calculated under the Advisory Agreement were $731,852; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived $27,949 of such fees. Pursuant to the Expense Limitation Agreement, the Adviser recouped $158,202, $112,418 and $11,955 in previously waived fees during the fiscal years ended June 30, 2008, 2007 and 2006, respectively. As of June 30, 2008, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed in an amount up to $4,444. The Adviser may recoup this amount no later than December 31, 2008.

      Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2009, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.


      The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGER

      The Fund's Portfolio Manager is John P. Hussman, Ph.D.


Other Accounts Managed (as of June 30, 2008)
----------------------

      Dr. Hussman is also responsible for the day-to-day management of the Hussman Strategic Growth Fund (the "Growth Fund"), a second series of the Trust. Presently, the Fund and the Growth Fund are the Adviser's only investment advisory clients. Dr. Hussman is also a Trustee of the Hussman Foundation, Inc. and oversees the investments of various charitable organizations, without direct compensation. Such investments are restricted to money market securities and mutual funds, which may include the Fund and the Growth Fund and may therefore result in indirect compensation to the Adviser in the same amount as is paid by other advisory clients.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of      Total Assets of
                                                                                                     Accounts           Accounts
                                                             Total Number                          Managed with       Managed with
                                                               of Other       Total Assets of      Advisory Fee       Advisory Fee
Name of                                                        Accounts        Other Accounts        Based on           Based on
Portfolio Manager                   Type of Accounts           Managed            Managed           Performance       Performance
-----------------------------------------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.    Registered Investment Companies:        1           $ 3,275,007,964            0                $ 0
                          Other Pooled Investment Vehicles:       0                 $ 0                  0                $ 0
                          Other Accounts:                         0                 $ 0                  0                $ 0
-----------------------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

      The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing both the Fund and the Growth Fund.

      The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and the Growth Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation
------------


      Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund's assets, as well as the assets of the Growth Fund. However, compensation is not directly based upon the Fund's performance or on the value of the Fund's assets.

Ownership of Fund Shares
------------------------

      The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Hussman as of June 30, 2008.


            --------------------------------------------------------
                    Name of                  Dollar Value of Fund
               Portfolio Manager           Shares Beneficially Owned
            --------------------------------------------------------
            John P. Hussman, Ph.D.              Over $1,000,000
            --------------------------------------------------------

                             PORTFOLIO TRANSACTIONS


      Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund's portfolio transactions.

      Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

      While the Adviser  generally seeks competitive  commissions,  the Fund may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

      Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.


      During the fiscal years ended June 30, 2008, 2007 and 2006, the Fund paid aggregate brokerage commissions of $60,487, $25,013 and $31,896, respectively. The higher brokerage commissions paid during the most recent fiscal year were due to a higher level of portfolio turnover.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

      As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;


      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Custodian with such information as is required to effect the payment of dividends and distributions;


      -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

      As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

      As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

      Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; and 0.03% of such assets over $3 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $15 to $20 per shareholder account, depending on the nature of the account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2008, Ultimus received fees of $175,507 from the Fund in its capacity as Administrator, $53,412 in its capacity as Fund Accountant and $99,474 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2007, Ultimus received fees of $143,379 from the Fund in its capacity as Administrator, $47,867 in its capacity as Fund Accountant and $83,830 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2006, Ultimus received fees of $133,178 from the Fund in its capacity as Administrator, $43,390 in its capacity as Fund Accountant and $69,432 in its capacity as Transfer Agent.

      Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2009. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.


      The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.


COMPLIANCE CONSULTING AGREEMENT

      Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee at the annual rate of 0.005% of the average value of the Trust's aggregate daily net assets from $100 to $500 million, 0.0025% of such assets from $500 million to $1 billion and 0.00125 of such assets in excess of $1 billion. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services. For the fiscal years ended June 30, 2008, 2007 and 2006, Ultimus received compliance service fees from the Fund of $10,340, $9,452 and $8,760, respectively.


PRINCIPAL UNDERWRITER

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The

Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN


      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust pursuant to a custody agreement. Its responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2009.


LEGAL COUNSEL

      The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Independent Trustees.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

      The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.


      Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.


TRUSTEE LIABILITY

      The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

      The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust's Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

      o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Trust's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

      o Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust's website and the information does not identify specific Portfolio Securities.

      o Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

      o The Trust's Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

      o     The Fund's  policy  relating to  disclosure of holdings of Portfolio
            Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

----------------------------------------------------------------------------------------------------
                                  TYPICAL FREQUENCY OF ACCESS TO
    TYPE OF SERVICE PROVIDER           PORTFOLIO INFORMATION             RESTRICTIONS ON USE
----------------------------------------------------------------------------------------------------
Adviser                          Daily                             Contractual and Ethical
----------------------------------------------------------------------------------------------------
Administrator and Distributor    Daily                             Contractual and Ethical
----------------------------------------------------------------------------------------------------
Custodian                        Daily                             Contractual and Ethical
----------------------------------------------------------------------------------------------------
Auditor                          During annual audit               Ethical
----------------------------------------------------------------------------------------------------
Legal counsel                    Regulatory filings, board         Ethical
                                 meetings, and if a legal issue
                                 regarding the portfolio requires
                                 counsel's review
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Printers                         Twice a year - printing of        No formal restrictions in
                                 semi-annual and annual reports    place.  Printer would not
                                                                   receive portfolio information
                                                                   until at least 30 days old.
----------------------------------------------------------------------------------------------------
Broker/dealers through which     Daily access to the relevant      Contractual and Ethical
Fund purchases and sells         purchase and/or sale - no
portfolio securities             broker/dealer has access to the
                                 Fund's entire portfolio
----------------------------------------------------------------------------------------------------

            Such disclosures may be made without approval of the Trust's Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

      o The Trust's Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief
            Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

PRINCIPAL SHAREHOLDERS


      The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 1, 2008.

                                                                       Type of
Name and Address                       Shares       % Ownership       Ownership
----------------                       ------       -----------       ---------

Charles Schwab & Co., Inc.           12,522,581         34.3%           Record
101 Montgomery Street
San Francisco, California 94104

Ameritrade, Inc.                      2,864,032          7.9%           Record
1005 North Ameritrade Place
Bellevue, Nebraska 68005

                           ADDITIONAL TAX INFORMATION

      The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code. Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.


      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

                             PERFORMANCE INFORMATION

      From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

      Total return is a function of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN


      Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result. The Fund's average annual total returns for periods ended June 30, 2008 are:

            1 Year                                   17.23%
            5 Years                                   8.21%
            Since Inception (Sept. 12, 2002)          8.27%

      The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

OTHER QUOTATIONS OF TOTAL RETURN


      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period since inception (September 12, 2002) to June 30, 2008 is 58.49%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual return for the three years ended June 30, 2008 is 9.75%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


YIELD

      From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd +1)^6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fund's yield for June 2008 was 1.31%.


PERFORMANCE COMPARISONS

      Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

      From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

      Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS


      The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated June 30, 2008.

                                   APPENDIX A

      THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR INVESTMENT GRADE DEBT SECURITIES ARE AS FOLLOWS:

      Moody's Investors Service, Inc.
      -------------------------------

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  -  Bonds  which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Rating Group
      ------------------------------

      AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

                                   APPENDIX B

                          HUSSMAN INVESTMENT TRUST AND
               HUSSMAN ECONOMETRICS ADVISORS, INC. (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

As part of their fiduciary responsibilities, Hussman Investment Trust (the "Trust") and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser's proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

ELECTION OF BOARDS OF DIRECTORS

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees - particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

EQUITY-BASED COMPENSATION PLANS

The Adviser strongly favors incentive compensation plans based on increases in "economic value added" (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see "How and why stock options should be expensed from corporate earnings" on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock PURCHASE plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE AND SOCIAL POLICY ISSUES

The decision to purchase a given security includes an evaluation of the company's industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE") provisions).

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

      [LOGO OMITTED] HUSSMAN
                       FUNDS

                            HUSSMAN INVESTMENT TRUST


                         HUSSMAN STRATEGIC GROWTH FUND



            V                              MARKET ACTION
            A                        FAVORABLE        UNFAVORABLE
            L                      --------------    -------------
            U     FAVORABLE       |  AGGRESSIVE  |  |  MODERATE   |
            A                      --------------    -------------
            T     UNFAVORABLE     |   POSITIVE   |  |    HEDGED   |
            I                      --------------    -------------
            O
            N


                       HUSSMAN STRATEGIC TOTAL RETURN FUND

                        --------
                   M   |        |
                T  A   |        |   --------
                A  T   |        |  |        |
                R  U   |        |  |        |   --------
                G  R   |        |  |        |  |        |
                E  I   |        |  |        |  |        |   --------
                T  T   |  LONG  |  | MEDIUM |  |  NEAR  |  | SHORT  |
                   Y    --------    --------    --------    --------
                         HIGH &      HIGH &      LOW &       LOW &
                         FALLING     RISING      FALLING     RISING
                         YIELDS      YIELDS      YIELDS      YIELDS


                                  ANNUAL REPORT
                                  JUNE 30, 2008

[LOGO OMITTED] HUSSMAN
                 FUNDS

                             STRATEGIC GROWTH FUND

          Comparison of the Change in Value of a $10,000 Investment in
      Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell 2000 Index (a)

                              [LINE GRAPH OMITTED]

                           HSGFX equity investments
  Hussman Strategic          equivalents and cash
 Growth Fund (HSGFX)          only (unhedged)               S&P 500 Index             Russell 2000 Index
----------------------      ----------------------      ----------------------      ----------------------
7/24/2000     $10,000       7/24/2000     $10,000       7/24/2000     $10,000       7/24/2000     $10,000
7/31/2000      10,000       7/31/2000       9,997       7/31/2000       9,773       7/31/2000       9,736
8/31/2000      10,030       8/31/2000      10,545       8/31/2000      10,380       8/31/2000      10,479
9/30/2000      10,350       9/30/2000      10,226       9/30/2000       9,832       9/30/2000      10,171
10/31/2000     10,040       10/31/2000      9,639       10/31/2000      9,790       10/31/2000      9,717
11/30/2000     10,840       11/30/2000      9,561       11/30/2000      9,018       11/30/2000      8,719
12/31/2000     11,640       12/31/2000     10,486       12/31/2000      9,063       12/31/2000      9,468
1/31/2001      11,270       1/31/2001      10,437       1/31/2001       9,384       1/31/2001       9,961
2/28/2001      12,030       2/28/2001      10,488       2/28/2001       8,528       2/28/2001       9,307
3/31/2001      12,430       3/31/2001      10,351       3/31/2001       7,988       3/31/2001       8,852
4/30/2001      12,190       4/30/2001      10,886       4/30/2001       8,609       4/30/2001       9,545
5/31/2001      12,340       5/31/2001      11,137       5/31/2001       8,667       5/31/2001       9,779
6/30/2001      12,200       6/30/2001      11,056       6/30/2001       8,456       6/30/2001      10,117
7/31/2001      12,470       7/31/2001      10,825       7/31/2001       8,372       7/31/2001       9,569
8/31/2001      12,770       8/31/2001      10,597       8/31/2001       7,848       8/31/2001       9,260
9/30/2001      12,640       9/30/2001       9,523       9/30/2001       7,215       9/30/2001       8,014
10/31/2001     12,767       10/31/2001      9,944       10/31/2001      7,352       10/31/2001      8,483
11/30/2001     13,236       11/30/2001     11,015       11/30/2001      7,916       11/30/2001      9,139
12/31/2001     13,348       12/31/2001     11,444       12/31/2001      7,985       12/31/2001      9,703
1/31/2002      13,840       1/31/2002      11,713       1/31/2002       7,869       1/31/2002       9,602
2/28/2002      13,963       2/28/2002      11,568       2/28/2002       7,717       2/28/2002       9,339
3/31/2002      14,477       3/31/2002      12,637       3/31/2002       8,007       3/31/2002      10,090
4/30/2002      14,823       4/30/2002      12,629       4/30/2002       7,522       4/30/2002      10,182
5/31/2002      15,192       5/31/2002      12,529       5/31/2002       7,466       5/31/2002       9,730
6/30/2002      14,913       6/30/2002      11,567       6/30/2002       6,935       6/30/2002       9,247
7/31/2002      15,338       7/31/2002      10,544       7/31/2002       6,394       7/31/2002       7,851
8/31/2002      15,394       8/31/2002      10,510       8/31/2002       6,436       8/31/2002       7,831
9/30/2002      15,204       9/30/2002       9,644       9/30/2002       5,737       9/30/2002       7,268
10/31/2002     14,935       10/31/2002      9,997       10/31/2002      6,241       10/31/2002      7,501
11/30/2002     14,775       11/30/2002     10,649       11/30/2002      6,609       11/30/2002      8,171
12/31/2002     15,220       12/31/2002     10,296       12/31/2002      6,221       12/31/2002      7,716
1/31/2003      15,148       1/31/2003       9,962       1/31/2003       6,058       1/31/2003       7,502
2/28/2003      14,931       2/28/2003       9,598       2/28/2003       5,967       2/28/2003       7,276
3/31/2003      14,919       3/31/2003       9,688       3/31/2003       6,025       3/31/2003       7,369
4/30/2003      15,184       4/30/2003      10,524       4/30/2003       6,521       4/30/2003       8,068
5/31/2003      16,338       5/31/2003      11,605       5/31/2003       6,865       5/31/2003       8,934
6/30/2003      16,590       6/30/2003      11,857       6/30/2003       6,952       6/30/2003       9,095
7/31/2003      17,119       7/31/2003      12,282       7/31/2003       7,075       7/31/2003       9,665
8/31/2003      17,528       8/31/2003      12,740       8/31/2003       7,213       8/31/2003      10,108
9/30/2003      17,155       9/30/2003      12,345       9/30/2003       7,136       9/30/2003       9,921
10/31/2003     17,756       10/31/2003     13,190       10/31/2003      7,540       10/31/2003     10,754
11/30/2003     18,032       11/30/2003     13,573       11/30/2003      7,606       11/30/2003     11,136
12/31/2003     18,429       12/31/2003     14,176       12/31/2003      8,005       12/31/2003     11,362
1/31/2004      18,645       1/31/2004      14,624       1/31/2004       8,152       1/31/2004      11,855
2/29/2004      19,247       2/29/2004      15,119       2/29/2004       8,265       2/29/2004      11,962
3/31/2004      19,174       3/31/2004      14,979       3/31/2004       8,140       3/31/2004      12,073
4/30/2004      19,018       4/30/2004      14,542       4/30/2004       8,013       4/30/2004      11,458
5/31/2004      19,078       5/31/2004      14,704       5/31/2004       8,123       5/31/2004      11,640
6/30/2004      19,114       6/30/2004      15,037       6/30/2004       8,281       6/30/2004      12,130
7/31/2004      18,693       7/31/2004      14,204       7/31/2004       8,007       7/31/2004      11,313
8/31/2004      18,260       8/31/2004      14,058       8/31/2004       8,039       8/31/2004      11,255
9/30/2004      18,657       9/30/2004      14,481       9/30/2004       8,126       9/30/2004      11,784
10/31/2004     18,717       10/31/2004     14,580       10/31/2004      8,250       10/31/2004     12,016
11/30/2004     19,151       11/30/2004     15,474       11/30/2004      8,584       11/30/2004     13,058
12/31/2004     19,379       12/31/2004     15,992       12/31/2004      8,876       12/31/2004     13,444
1/31/2005      19,190       1/31/2005      15,591       1/31/2005       8,660       1/31/2005      12,883
2/28/2005      19,619       2/28/2005      16,118       2/28/2005       8,842       2/28/2005      13,102
3/31/2005      19,707       3/31/2005      15,882       3/31/2005       8,685       3/31/2005      12,727
4/30/2005      19,619       4/30/2005      15,408       4/30/2005       8,521       4/30/2005      11,998
5/31/2005      19,808       5/31/2005      16,054       5/31/2005       8,792       5/31/2005      12,783
6/30/2005      20,060       6/30/2005      16,382       6/30/2005       8,804       6/30/2005      13,276
7/31/2005      20,098       7/31/2005      17,031       7/31/2005       9,132       7/31/2005      14,117
8/31/2005      20,439       8/31/2005      17,031       8/31/2005       9,049       8/31/2005      13,855
9/30/2005      20,742       9/30/2005      17,317       9/30/2005       9,122       9/30/2005      13,899
10/31/2005     20,388       10/31/2005     16,780       10/31/2005      8,970       10/31/2005     13,467
11/30/2005     20,338       11/30/2005     17,250       11/30/2005      9,309       11/30/2005     14,121
12/31/2005     20,486       12/31/2005     17,340       12/31/2005      9,312       12/31/2005     14,057
1/31/2006      20,695       1/31/2006      18,067       1/31/2006       9,559       1/31/2006      15,317
2/28/2006      20,852       2/28/2006      18,161       2/28/2006       9,585       2/28/2006      15,275
3/31/2006      20,826       3/31/2006      18,448       3/31/2006       9,704       3/31/2006      16,016
4/30/2006      21,074       4/30/2006      18,774       4/30/2006       9,834       4/30/2006      16,013
5/31/2006      21,074       5/31/2006      18,091       5/31/2006       9,551       5/31/2006      15,114
6/30/2006      21,074       6/30/2006      18,053       6/30/2006       9,564       6/30/2006      15,211
7/31/2006      21,166       7/31/2006      18,024       7/31/2006       9,623       7/31/2006      14,716
8/31/2006      21,140       8/31/2006      18,325       8/31/2006       9,852       8/31/2006      15,152
9/30/2006      21,153       9/30/2006      18,656       9/30/2006      10,106       9/30/2006      15,278
10/31/2006     21,179       10/31/2006     19,256       10/31/2006     10,435       10/31/2006     16,158
11/30/2006     21,166       11/30/2006     19,544       11/30/2006     10,634       11/30/2006     16,583
12/31/2006     21,206       12/31/2006     19,747       12/31/2006     10,783       12/31/2006     16,638
1/31/2007      21,111       1/31/2007      20,010       1/31/2007      10,946       1/31/2007      16,917
2/28/2007      21,342       2/28/2007      19,733       2/28/2007      10,732       2/28/2007      16,783
3/31/2007      21,545       3/31/2007      20,057       3/31/2007      10,852       3/31/2007      16,962
4/30/2007      21,464       4/30/2007      20,749       4/30/2007      11,333       4/30/2007      17,267
5/31/2007      21,111       5/31/2007      21,292       5/31/2007      11,728       5/31/2007      17,974
6/30/2007      21,491       6/30/2007      21,125       6/30/2007      11,533       6/30/2007      17,711
7/31/2007      21,979       7/31/2007      20,424       7/31/2007      11,176       7/31/2007      16,500
8/31/2007      22,264       8/31/2007      20,618       8/31/2007      11,343       8/31/2007      16,874
9/30/2007      22,155       9/30/2007      21,184       9/30/2007      11,767       9/30/2007      17,163
10/31/2007     21,898       10/31/2007     21,239       10/31/2007     11,954       10/31/2007     17,656
11/30/2007     22,143       11/30/2007     20,207       11/30/2007     11,455       11/30/2007     16,388
12/31/2007     22,089       12/31/2007     19,924       12/31/2007     11,375       12/31/2007     16,378
1/31/2008      21,805       1/31/2008      18,551       1/31/2008      10,693       1/31/2008      15,261
2/29/2008      22,160       2/29/2008      18,160       2/29/2008      10,346       2/29/2008      14,695
3/31/2008      22,118       3/31/2008      17,909       3/31/2008      10,301       3/31/2008      14,757
4/30/2008      21,763       4/30/2008      18,606       4/30/2008      10,803       4/30/2008      15,375
5/31/2008      22,160       5/31/2008      19,379       5/31/2008      10,942       5/31/2008      16,081
6/30/2008      22,316       6/30/2008      17,717       6/30/2008      10,020       6/30/2008      14,843

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(b)
                        For Periods Ended June 30, 2008
                                                                       Since
                                     1 Year    3 Years    5 Years   Inception(c)
                                     ------    -------    -------   ------------
Hussman Strategic Growth Fund(d)      3.84%      3.62%      6.11%      10.65%
S&P 500 Index                       (13.12%)     4.41%      7.58%       0.03%
Russell 2000 Index                  (16.19%)     3.79%     10.29%       5.10%
--------------------------------------------------------------------------------

(a) Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. "HSGFX equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged equity investments do not represent a separately available portfolio, and their peformance is presented solely for purposes of comparison and performance attribution.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Initial public offering of shares was July 24, 2000.

(d) The Fund's expense ratio was 1.11% during its most recent fiscal year ended June 30, 2008.

[LOGO OMITTED] HUSSMAN
                 FUNDS

                          STRATEGIC TOTAL RETURN FUND

      Comparison of the Change in Value of a $10,000 Investment in Hussman
       Strategic Total Return Fund versus the Lehman U.S. Aggregate Index

                              [LINE GRAPH OMITTED]

               Hussman Strategic                 Lehman Brothers
               Total Return Fund               U.S. Aggregate Index
           ------------------------         -------------------------
           9/12/2002
           9/12/2002        $10,000         9/12/2002         $10,000
           9/30/2002          9,960         9/30/2002          10,097
           10/31/2002         9,830         10/31/2002         10,051
           11/30/2002         9,790         11/30/2002         10,048
           12/31/2002        10,230         12/31/2002         10,256
           1/31/2003         10,240         1/31/2003          10,264
           2/28/2003         10,270         2/28/2003          10,406
           3/31/2003         10,177         3/31/2003          10,398
           4/30/2003         10,177         4/30/2003          10,484
           5/31/2003         10,610         5/31/2003          10,679
           6/30/2003         10,681         6/30/2003          10,658
           7/31/2003         10,407         7/31/2003          10,300
           8/31/2003         10,670         8/31/2003          10,368
           9/30/2003         10,977         9/30/2000          10,643
           10/31/2003        10,987         10/31/2003         10,544
           11/30/2003        11,069         11/30/2003         10,569
           12/31/2003        11,233         12/31/2003         10,677
           1/31/2004         11,297         1/31/2004          10,762
           2/29/2004         11,466         2/29/2004          10,878
           3/31/2004         11,689         3/31/2004          10,960
           4/30/2004         11,052         4/30/2004          10,675
           5/31/2004         11,275         5/31/2004          10,632
           6/30/2004         11,267         6/30/2004          10,692
           7/31/2004         11,309         7/31/2004          10,798
           8/31/2004         11,577         8/31/2004          11,004
           9/30/2004         11,714         9/30/2004          11,034
           10/31/2004        11,843         10/31/2004         11,127
           11/30/2004        11,942         11/30/2004         11,038
           12/31/2004        11,963         12/31/2004         11,139
           1/31/2005         11,768         1/31/2005          11,209
           2/28/2005         11,931         2/28/2005          11,143
           3/31/2005         11,817         3/31/2005          11,086
           4/30/2005         11,665         4/30/2005          11,236
           5/31/2005         11,752         5/31/2005          11,358
           6/30/2005         11,987         6/30/2005          11,420
           7/31/2005         11,834         7/31/2005          11,316
           8/31/2005         12,031         8/31/2005          11,461
           9/30/2005         12,415         9/30/2005          11,343
           10/31/2005        12,239         10/31/2005         11,253
           11/30/2005        12,432         11/30/2005         11,303
           12/31/2005        12,681         12/31/2005         11,411
           1/31/2006         12,989         1/31/2006          11,411
           2/28/2006         12,840         2/28/2006          11,449
           3/31/2006         12,850         3/31/2006          11,336
           4/30/2006         13,078         4/30/2006          11,316
           5/31/2006         12,953         5/31/2006          11,304
           6/30/2006         13,067         6/30/2006          11,328
           7/31/2006         13,194         7/31/2006          11,481
           8/31/2006         13,240         8/31/2006          11,657
           9/30/2006         12,986         9/30/2006          11,759
           10/31/2006        13,254         10/31/2006         11,837
           11/30/2006        13,592         11/30/2006         11,974
           12/31/2006        13,398         12/31/2007         11,905
           1/31/2007         13,386         1/31/2007          11,900
           2/28/2007         13,483         2/28/2007          12,083
           3/31/2007         13,495         3/31/2007          12,083
           4/30/2007         13,605         4/30/2007          12,148
           5/31/2007         13,520         5/31/2007          12,056
           6/30/2007         13,520         6/30/2007          12,021
           7/31/2007         13,941         7/31/2007          12,121
           8/31/2007         13,978         8/31/2007          12,270
           9/30/2007         14,423         9/30/2007          12,363
           10/31/2007        14,748         10/31/2007         12,474
           11/30/2007        14,931         11/30/2007         12,698
           12/31/2007        15,087         12/31/2007         12,734
           1/31/2008         15,848         1/31/2008          12,948
           2/29/2008         16,006         2/29/2008          12,966
           3/31/2008         15,809         3/31/2008          13,010
           4/30/2008         15,664         4/30/2008          12,983
           5/31/2008         15,756         5/31/2008          12,887
           6/30/2008         15,849         6/30/2008          12,877

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(a)
                        For Periods Ended June 30, 2008
                                                                      Since
                                         1 Year  3 Years  5 Years  Inception(b)
                                         ------  -------  -------  ------------
Hussman Strategic Total Return Fund(c)   17.23%    9.75%    8.21%     8.27%
Lehman Brothers U.S. Aggregate Index(d)   7.12%    4.09%    3.87%     4.46%
--------------------------------------------------------------------------------

(a) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares was September 12, 2002.

(c) The Fund manager has waived its investment advisory fees to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these waivers. Absent such waivers, Fund performance would be lower. The Fund's expense ratio was 0.90% through its most recent fiscal year ended June 30, 2008.

(d) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                            AUGUST 1, 2008
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

      Hussman Strategic Growth Fund achieved its eighth consecutive year of positive total returns in the fiscal year ended June 30, 2008, while Hussman Strategic Total Return Fund achieved its sixth consecutive year of positive total returns. Both Funds have substantially outperformed their respective benchmarks in the most recent fiscal year, and since inception.

      The Strategic Growth Fund has achieved an average annual total return of 10.65% from its inception on July 24, 2000 to June 30, 2008, compared with an average annual total return of 0.03% for the S&P 500 Index over the same period. With regard to periodic losses, the deepest peak-to-trough pullback in the Strategic Growth Fund within this period was -6.98%, compared with -47.41% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $22,316, compared with $10,020 for the same investment in the S&P 500 index.

      The Strategic Total Return Fund has achieved an average annual total return of 8.27% from its inception on September 12, 2002 to June 30, 2008, compared with an average annual total return of 4.46% for the Lehman Brothers U.S. Aggregate Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $15,849, compared with $12,877 for the same investment in the Lehman Brothers U.S. Aggregate Index.

      More recently, for the fiscal year ended June 30, 2008, the Strategic Growth Fund achieved a total return of 3.84%, compared with a total return of -13.12% for the S&P 500 Index. For the fiscal year ended June 30, 2008, the Strategic Total Return Fund achieved a total return of 17.23%, compared with a total return of 7.12% for the Lehman Brothers U.S. Aggregate Index.

      The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, placing very little weight on tracking the market over short periods of time. Because of their emphasis on risk management, Fund returns will periodically behave differently than various market indices. The intent of our risk management is to outperform the major indices over the complete market cycle (bull and bear markets combined), with added emphasis on defending capital in unfavorable market conditions.


--------------------------------------------------------------------------------
| 1 |

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

STRATEGIC GROWTH FUND

      Measured from its inception on July 24, 2000 through June 30, 2008, the Strategic Growth Fund has clearly achieved the goal of outperforming the S&P 500 Index over the full market cycle, with smaller periodic losses. In general, the most representative performance measurements for a risk-managed investment approach are those which extend from the peak of one market cycle to the peak of the next, or the trough of one market cycle to the trough of the next.

      During the past fiscal year, the Fund has benefited from the general avoidance of financial stocks. I have been averse to these stocks for a number of years because of a combination of questionable credit quality and very high levels of gross leverage (total assets per dollar of shareholder equity). Prior to the recent turbulence, the earnings of financial companies benefited from this leverage, and financial companies were rewarded with very high market capitalizations relative to shareholder equity (put simply, price-to-book ratios approached three times the historical norm). The weight of financial companies also grew to about one-third the total market capitalization of the S&P 500 Index.

      At present, the Strategic Growth Fund continues to have a far smaller weighting in financial stocks than is reflected in capitalization-weighted indices. The heavy schedule of mortgage loan resets suggests that foreclosures, loan losses and balance-sheet deleveraging have not yet run their course. Moreover, the lines of loan origination activity that produced strong earnings in recent years may be more difficult to resume in the face of higher credit standards and a weaker appetite for debt.

      While the Fund benefited from an avoidance of financial stocks, the early portion of the recent market decline produced significant and indiscriminate losses for technology and consumer-related stocks, particularly in the retail area. Technology stocks have recovered moderately from the weakness in early 2008. However, consumer stocks have continued to lag. During typical market downturns, consumer stocks tend to achieve their lows earlier than other sectors, as nominal consumption spending has never declined on a year-overyear basis, even during recessions. From that standpoint, the sustained pressure on consumer stocks most probably contains an information component, suggesting that private consumption in the coming quarters may be less resilient than in prior economic downturns.

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      Even so, the heavy pressure on consumer stocks has, in some cases,  priced out virtually all future prospects for growth. This has brought a number of stocks to valuations that - despite short-term uncertainties - appear very favorable from a long-term perspective. For that reason, the Strategic Growth Fund continues to invest in a variety of consumer-related equities. The Fund also holds significant weightings in the technology and health-care sectors.

      Finally, commodity-related stocks have achieved unusually strong returns in recent years, helped by downward pressure on real interest rates, U.S. economic strength, and heavy foreign demand. As in past cycles, commodity prices have remained firm even through the initial portion of the recent economic downturn. However, commodities have historically tended to weaken in the face of a difficult economy as demand growth slows and inflation pressure abates. Despite the continued "global demand" theme, I believe it is unlikely that commodities have lost the cyclical tendencies that they have displayed throughout history. As oil prices surged to record highs during the second quarter of 2008, the Fund liquidated the bulk of its position in oil and energy related stocks.

      The table below presents the total returns for the Strategic Growth Fund and S&P 500 Index since the inception of the Fund. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns of the stock positions and cash equivalents held by the Fund (after expenses), without the impact of hedging transactions.

                                                    HSGFX        S&P 500
        YEAR                        HSGFX       (STOCKS ONLY)     INDEX
        ----------------------------------------------------------------
        2000*                       16.40%           4.86%        -9.37%
        2001                        14.67%           9.13%       -11.89%
        2002                        14.02%         -10.03%       -22.10%
        2003                        21.08%          37.68%        28.68%
        2004                         5.16%          12.81%        10.88%
        2005                         5.71%           8.43%         4.91%
        2006                         3.51%          13.88%        15.79%
        2007                         4.16%           0.89%         5.49%
        2008**                       1.03%         -11.07%       -11.91%
        Since Inception
        (Average annual return)     10.65%           7.48%         0.03%

* July 24, 2000 - December 31, 2000, not annualized
** Year-to-date through June 30, 2008, not annualized

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      The  performance  of the  stocks  held by the  Fund has  generally  been a significant contributor to overall investment performance. Since inception, the average annualized return of the stocks held by the Fund has been 7.48% after expenses, accounting for much of the Fund's 10.65% average annual total return. In recent years, however, investors have had a speculative preference for stocks of lower quality (on the basis of earnings stability and balance sheet characteristics). As a result, the difference in performance between the stocks held by the Fund and the indices we use to hedge has been smaller than we have experienced in the past, and also smaller than I would expect over time. Meanwhile, the Fund's hedging has enhanced long-term returns while significantly reducing volatility and drawdown risk.

A NOTE ON VALUATIONS AND MARKET EXPOSURE

      Since the inception of the Strategic Growth Fund in 2000, the Fund has outperformed the S&P 500 Index by 10.62% (1,062 basis points) annually, on average. The Fund is intended to outperform the stock market over the complete market cycle, with smaller periodic losses than a passive investment strategy. I view the Fund's long-term performance relative to the S&P 500 Index as consistent with that intent; neither disappointing nor extraordinary.

      However, the period since 2000 is very unusual in one respect. Because of the high average level of market valuations during this period, the S&P 500
Index has itself achieved very poor average annual returns. Meanwhile, the measures we use to assess market conditions have encouraged us to hold a much smaller exposure to market risk than we generally expect over typical market cycles.

      Specifically, in historical data, our best performing measures have generally suggested an average exposure to market risk of about 70% over the complete bull-bear cycle. This average exposure reflects some portions of the market cycle that warranted an aggressive investment position - fully invested or partially leveraged - and other portions that warranted a defensive investment position - fully or partially hedged. On average, about half of the average market cycle since 1950 would have warranted an aggressive investment position, and about half in a defensive investment position, based on the measures of valuation and market action we use to define market conditions.

      Since 2000, however, these same measures have suggested an average exposure to market risk of less than 20%, with a defensive stance - fully or partially hedged - established fully 100% of the time. The fact that the S&P

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LETTER TO SHAREHOLDERS (CONTINUED)
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500 Index has  underperformed  risk-free  Treasury  bills  over the past  decade provides some validation for that defensive stance, but it is important to recognize that our reluctance to accept substantial market risk over the recent cycle has been unusual.

      From the standpoint of discounted long-term cash flows, I currently believe that the S&P 500 Index remains priced to achieve relatively unsatisfactory returns over the coming 5-7 year period. However, substantial market weakness over a shorter period could reduce valuations to the level where expected long-term market returns would appear satisfactory or even compelling. At that point, the Fund is likely to accept a substantially greater level of market risk than it has in recent years. Thus, the defensiveness of the Fund's investment position in recent years should not be viewed as typical.

      Our exposure to market risk is generally proportional to the return that we can expect from such risk. So a more aggressive exposure to risk would, of course, be motivated by expectations of higher total returns over the complete market cycle.

      In short, the recent market cycle warranted less exposure to market risk than I would expect over the long-term. While the performance of the Strategic Growth Fund relative to the S&P 500 Index has been generally consistent with my expectations since the inception of the Fund, the absolute returns of both have been lower than I would expect over the long-term, owing to an environment of rich valuations that is unlikely to persist over time.

STRATEGIC TOTAL RETURN FUND

      For the fiscal year ended June 30, 2008, the Strategic Total Return Fund achieved a total return of 17.23%, compared with a total return of 7.12% in the Lehman Brothers U.S. Aggregate Index.

      The performance of the Fund benefited both from strength in precious metals shares, in which the Fund generally held 10-25% of its assets, and from strength in Treasury Inflation Protected Securities ("TIPS"). The Fund's investments in these asset classes are dependent on the prevailing combination of valuations and market action in each sector. Early in 2008, real yields on TIPS moved to negative levels, as investors sought safety from credit risk as well as inflation protection. The Fund liquidated the bulk of its TIPS holdings into this demand. As the price of gold approached and then exceeded $1000 per ounce, the Fund also liquidated the bulk of its exposure in precious metals shares.

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LETTER TO SHAREHOLDERS (CONTINUED)
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      Treasury yields remain  relatively  depressed,  providing little incentive for long-duration bond exposures having significant interest rate risk. At the same time, there remains some potential for a renewed flight to safety, as our measures of economic pressure continue to suggest greater risk of a U.S. recession than seems widely anticipated. As of June 2008, the majority of the Fund's investments were in near-term Treasury securities, with an overall portfolio duration of less than 2 years. The Fund also held approximately 15% of its investments in foreign currencies.

      The relatively defensive stance of the Fund is likely to result in modest Fund returns and limited volatility over the near term. However, because the Fund has frequently altered its allocation to various asset classes in response to shifts in valuation and market action, I expect to accept increased interest rate and investment risks as market conditions change, particularly in the event that Treasury yields increase substantially.

      The table below presents the total returns for the Strategic Total Return Fund since inception.

                                       LEHMAN BROTHERS U.S.
YEAR                          HSTRX      AGGREGATE INDEX
-----------------------------------------------------------
2002*                         2.30%           2.56%
2003                          9.80%           4.10%
2004                          6.50%           4.34%
2005                          6.00%           2.43%
2006                          5.66%           4.33%
2007                         12.61%           6.97%
2008**                        5.04%           1.13%
Since Inception
(Average annual return)       8.27%           4.46%

* September 12, 2002 - December 31, 2002, not annualized
** Year-to-date through June 30, 2008, not annualized

PORTFOLIO COMPOSITION AND PERFORMANCE DRIVERS

      As of June 30, 2008, the Strategic Growth Fund had net assets of $3,275,007,964, and held 98 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in information technology (32.5%), consumer discretionary (21.0%), health care (23.8%),

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THE HUSSMAN FUNDS
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LETTER TO SHAREHOLDERS (CONTINUED)
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and consumer staples (12.5%).  The smallest industry weights relative to the S&P
500 Index were in energy (0.4%), financials (0.0%) and utilities (0.0%).

      The Fund's holdings of individual stocks as of June 30, 2008 accounted for $2,946,765,924, or 90.0% of net assets. Against these stock positions, the Fund also held 14,500 option combinations (long put option, short call option) on the S&P 500 Index, 2,400 option combinations on the Nasdaq 100 Index and 9,000 option combinations on the Russell 2000 Index. Each option combination behaves as an interest-bearing short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2008, the S&P 500 Index closed at 1280.00, while the Nasdaq 100 Index and the Russell 2000 Index closed at 1837.09 and 689.66, respectively. The Fund's total hedge therefore represented a short position of $2,917,595,600, thereby hedging 99.0% of the dollar value of the Fund's long investment positions in individual stocks.

      The overall returns on the hedged investment position can be expected to be driven by several factors. First, a hedged position earns the difference in performance between the stocks it holds long (after expenses) and the indices it uses to hedge. In addition, because of the way that options are priced, the combination of a put option and a short call option acts as an interest-bearing short position on the underlying index, and delivers implied interest at a rate close to short-term Treasury yields.

      The strike prices of the long put and short call options held by the Fund may differ, provided that only one strike is "in the money" at the time a given option combination is established. It is possible to improve the defense against market losses by "staggering" these strike prices, placing the strike of the long put option higher than the strike of the short call option, with both strike prices below the level of the corresponding market index when the position is initiated. The potential risk - compared to a "flat hedge" where the strike prices of the put and call options are equal - is limited to a small amount of time premium (generally in the range of 1% of assets, which largely represents interest that would otherwise be earned on the hedge). Because our measures of valuation and market action have been unfavorable in recent months, the Fund has periodically maintained a "staggered strike" hedge in order to better defend against potential market weakness.

      The  Strategic  Growth  Fund  continues  to  be  very   manageable,   with
substantial flexibility to respond to changing market conditions, low market

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THE HUSSMAN FUNDS
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LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

impact of trading, commission costs well below estimated industry averages, and continued reductions in the Fund's expense ratio. The Fund's positions in individual stocks generally represent less than a single day's average trading volume in those securities. The Fund's average market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund's stock transactions are executed) is generally below 0.25%, and the Fund's average commission is 1.5 cents per share, compared with industry averages estimated to be several times that amount. Finally, the Fund's expense ratio during the fiscal year ended June 30, 2008 was 1.11%. According to recent statistics, the average expense ratio among the limited group of mutual funds pursuing similar strategies and classified as "long-short" by Morningstar is 1.76%.

      Though the performance of the Strategic Growth Fund's diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $15 million during current fiscal year ended June 30, 2008: Research in Motion, Western Digital and Medco Health Solutions. Holdings with losses in excess of $15 million were: Kohl's, Wellcare Health Plans, Dollar Tree Stores, Men's Wearhouse, Omnivision Technologies, Under Armour, Nvidia Corp. and Garmin.

      As of June 30, 2008, the Strategic Total Return Fund had net assets of $330,965,072. Short-term Treasury bills accounted for 36.1% of the Fund's net assets, with Treasury notes, Treasury inflation protected securities and government agency securities representing an additional 44.5% of net assets. Foreign currencies accounted for 14.8% of net assets while precious metals shares accounted for only 1.2% of net assets. The Fund carried a duration of less than 2 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by less than 2% on the basis of bond price fluctuations).

      In the Strategic Total Return Fund, during the fiscal year ended June 30, 2008 portfolio gains in excess of $1 million were achieved in Barrick Gold, Agnico-Eagle Mines, Compania de Minas Buenas ADR, US TIPS 3%, 7/2012, US TIPS 3.375% 1/2012, Goldcorp, US TIPS 2.375% 1/2025, Newmont Mining and Randgold Resources ADR. The Fund experienced no losses in excess of $1 million during the current fiscal year.

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LETTER TO SHAREHOLDERS (CONTINUED)
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PRESENT CONDITIONS

      Several years ago, I published an article titled "Freight Trains and Steep Curves," noting that corporations and homeowners were becoming increasingly dependent on adjustable-rate debt, and were placing an escalating bet on perpetually low short-term interest rates. I argued at the time that "this doesn't necessarily resolve into immediate risks, but it could profoundly affect the path that the economy and financial markets take during the next few years, by making the unwinding of debt much more abrupt." The near-term inflation risk and longer-term default risk that concerned me at that time are now becoming very evident.

      Despite the substantial turbulence that the financial markets have experienced, the U.S. mortgage market still faces a heavy adjustable-rate reset schedule that will continue well into 2010. Meanwhile, despite substantial write-offs and increasing reserve provisions for bad debt held by U.S. banks, the FDIC noted in its recent quarterly banking profile that reserve growth has not kept pace with non-current loans, driving the "coverage ratio" of U.S. banks (loss reserves to non-current loans) to the lowest level in 15 years.

      My concern is not simply whether financial companies have "priced in" the potential losses. The larger concern is that the losses of capital at financial companies may translate into a reduced ability to make new loans. In effect, the misallocation of capital during the recent housing boom is likely to slow and restrict the ability of the lending markets to recover.

      With regard to the U.S. stock market, corporate earnings have softened considerably, driving the price-to-earnings multiple on the S&P 500 Index well above 20. Unfortunately, the reduced level of earnings for the S&P 500 is at about the level that we would historically expect on the basis of normal long-term profit margins. While price-to-earnings multiples appear much more reasonable on the basis of "forward operating earnings" forecasts from Wall Street analysts, these forecasts do not adjust for the cyclicality of profit margins, and continue to imply a prompt recovery to the record profit margins of recent years.

      In my view, it is difficult to escape the fact that S&P 500 earnings, measured from peak-to-peak across market cycles, have been well contained by a long-term growth trendline rising at about 6% annually. This has remained true in recent decades. On that basis, it is straightforward to estimate the range

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LETTER TO SHAREHOLDERS (CONTINUED)
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of total  returns for the S&P 500 Index that would result from  applying a range of future price-to-earnings multiples to mid-channel earnings a decade from now. Multiples between 7 and 20 times earnings describe the vast majority of historical observations. Presently, such a calculation implies probable 10-year total returns on the S&P 500 Index of 3-5% annually, with annual total returns of as high as 9% if one assumes a rich future price-to-earnings multiple of 20 a decade from today (as was observed in 1929, 1972 and 1987), and annual total returns close to zero if one assumes a depressed future multiple of 7 (as was observed at the troughs of 1974 and 1982).

      Meanwhile, the U.S. continues to run an enormous current account deficit, requiring the U.S. to import about $2 billion of capital daily from foreigners in order to finance our own gross domestic investment. Indeed, virtually all of the growth in U.S. domestic investment over the past decade has been financed through the import of foreign capital. While the deficit has declined somewhat in recent quarters, this has been matched by a similar decline in gross domestic investment. This is not a coincidence. Historically, there is a clear inverse relationship (nearly one-to-one) between annual changes in the current account deficit and annual changes in gross domestic investment.

      Reducing our enormous current account deficit over time will equate to suppressing the growth rate of U.S. gross domestic investment as well. Most likely, housing will remain the weakest category of domestic investment for several years, while capital spending will continue to expand. In any event, it is important for investors to recognize that a heavy reliance on foreign capital, coupled with lack of fiscal discipline in the U.S., is likely to weigh on the growth potential of real U.S. investment for some time.

      Wall Street continues to take a great deal of comfort from the belief that the global economy, particularly demand from China and India, will limit the prospects for a sustained economic downturn. This same thesis is evident in the recent surge in crude oil prices to record highs, reflecting a universal assumption that strong demand from these developing countries will continue without pause. In my view, the financial markets are overpaying for a wide range of securities on the basis of this "global demand" theme.

      Unfortunately, the record of industrializing countries indicates that cycles of boom and bust are much more common than sustained exponential growth. Indeed, there are already emerging contradictions that challenge the notion of continuous growth from China and other industrializing countries. Such

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LETTER TO SHAREHOLDERS (CONTINUED)
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contradictions  include  the fact that the  Shanghai  stock index has dropped in half since its highs of last year, while inflation in China has increased enough for the government to raise reserve requirements and impose other monetary restrictions. China's rapid growth has also imposed a significant externality on its people in the form of increasing environmental pollution.

      In recent years, China has maintained rapid growth partly by holding down the rate of appreciation in its currency. As this policy begins to produce inflationary consequences due to increasing resource constraints, China's imposition of monetary restraint may place additional upward pressure on the yuan. Accordingly, U.S. consumers are likely to observe continued import price inflation as either China's prices or its currency appreciate. For the same reasons, the growth rates of China's output and exports can be expected to slow. These factors will most probably combine to gradually reduce the U.S. current account deficit over time.

      Investors can draw several implications from current economic conditions. First, given the relatively contained prospects for long-term returns in the stock and bond markets, periodically hedging or reducing market risk is not likely to forgo substantial long-term returns, and may substantially improve long-term returns during periods of market difficulty. I expect that we will probably observe normal or even depressed stock market valuations within the next few years, at which point the benefits of hedging will diminish, and the potential returns from accepting market risk will improve.

      In the meantime, a variety of obstacles - including a depressed housing market, rising delinquencies and mortgage foreclosures, a wide U.S. current account deficit, and questionable stability of foreign demand - argue against the expectation of a quick resolution to recent market turbulence. Still, these risks should not be expected to translate into immediate or persistent difficulty for the markets. For that reason, I expect that our investment positions in stocks and bonds will tend to vary between moderate and defensive exposures, rather than maintaining a consistently defensive posture.

      Aggressive exposures in the stock and bond markets will eventually be warranted by valuation. In stocks, value is reflected by prices that appear inexpensive in relation to expected future cash flows. In bonds, value is reflected by elevated yields, particularly relative to inflation and economic growth. It is the nature of market conditions to change over time, and there is every reason to expect that opportunities for aggressive investment will emerge

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LETTER TO SHAREHOLDERS (CONTINUED)
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in the years  ahead.  Meanwhile,  we will  continue to seek total return for the
Funds by varying investment exposure in response to market fluctuations, and by focusing on investments in securities that demonstrate favorable valuation and market action based on our measures.

      As always, the investment positions held by the Funds at any particular time reflect prevailing market conditions, and those positions will shift as market conditions change. I believe that our shareholders continue to be well served by our focus of aligning the market exposure and investment selection of the Funds in response to changing market conditions.

      Sincerely,

      John P. Hussman, Ph.D.

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LETTER TO SHAREHOLDERS (CONTINUED)
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      Past  performance  is not  predictive  of future  performance.  Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

      Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most
recent   month   end,   are    available   at   the   Hussman    Funds   website
www.hussmanfunds.com.

      An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds' prospectuses contain this and other important information. To obtain a copy of the Hussman Funds' prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

      The Letter to Shareholders seeks to describe some of the adviser's current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds' adviser with respect to those securities may change at any time.

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HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------
SECTOR ALLOCATION (% OF TOTAL INVESTMENTS)

[PIE CHART OMITTED]              Information Technology - 32.5%
                                 Health Care - 23.8%
                                 Consumer Discretionary - 21.0%
                                 Consumer Staples - 12.5%
                                 Other - 5.0%
                                 Industrials - 2.3%
                                 Telecommunications Services - 1.7%
                                 Materials - 0.8%
                                 Energy - 0.4%


HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF TOTAL INVESTMENTS)

[PIE CHART OMITTED]              U.S. Treasury Bills - 37.4%
                                 U.S. Treasury Notes - 37.4%
                                 Exchange Traded Funds - 15.3%
                                 U.S. Treasury Inflation-Protection Notes - 7.1%
                                 U.S. Government Agency Obligations - 1.6%
                                 Precious Metal Stocks - 1.2%

--------------------------------------------------------------------------------
                                                                          | 14 |

HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                           HUSSMAN            HUSSMAN
                                                          STRATEGIC       STRATEGIC TOTAL
                                                         GROWTH FUND        RETURN FUND
                                                       ---------------    ---------------
ASSETS
   Investments in securities:
      At acquisition cost ..........................   $ 3,377,229,482    $   317,746,232
                                                       ===============    ===============
      At value (Note 1) ............................   $ 3,100,747,524    $   319,665,404
   Investments in money market funds ...............       355,202,602         27,812,292
   Cash ............................................           500,000                 --
   Dividends and interest receivable ...............         2,090,893            781,096
   Receivable for investment securities sold .......        36,710,019                 --
   Receivable for capital shares sold ..............         4,290,887          3,204,665
   Other assets ....................................            86,587             17,514
                                                       ---------------    ---------------
      Total Assets .................................     3,499,628,512        351,480,971
                                                       ---------------    ---------------
LIABILITIES
   Dividends payable ...............................                --            154,759
   Written call options, at value (Notes 1 and 4)
      (premiums received $280,340,230) .............       158,261,600                 --
   Payable for investment securities purchased .....        61,313,256         19,952,106
   Payable for capital shares redeemed .............         1,953,632            171,366
   Accrued investment advisory fees (Note 3) .......         2,568,564            150,049
   Payable to administrator (Note 3) ...............           244,400             32,575
   Other accrued expenses and liabilities ..........           279,096             55,044
                                                       ---------------    ---------------
      Total Liabilities ............................       224,620,548         20,515,899
                                                       ---------------    ---------------

NET ASSETS .........................................   $ 3,275,007,964    $   330,965,072
                                                       ===============    ===============

Net assets consist of:
   Paid-in capital .................................   $ 3,200,346,971    $   311,978,627
   Undistributed net investment income .............         3,427,076             27,412
   Undistributed net realized gains from security
      transactions and option contracts ............       225,637,245         17,039,861
   Net unrealized appreciation (depreciation) on
      investments and options ......................      (154,403,328)         1,919,172
                                                       ---------------    ---------------

NET ASSETS .........................................   $ 3,275,007,964    $   330,965,072
                                                       ===============    ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       208,227,484         27,608,469
                                                       ===============    ===============
Net asset value, offering price and redemption
   price per share(a) (Note 1) .....................   $         15.73    $         11.99
                                                       ===============    ===============

(a)   Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 15 |

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2008
--------------------------------------------------------------------------------

                                                                  HUSSMAN          HUSSMAN
                                                                 STRATEGIC     STRATEGIC TOTAL
                                                                GROWTH FUND      RETURN FUND
                                                              --------------    --------------
INVESTMENT INCOME
   Dividends ..............................................   $   42,518,831    $    1,147,110
   Foreign withholding taxes on dividends .................         (959,800)          (10,543)
   Interest ...............................................               --         5,736,636
                                                              --------------    --------------
      Total Income ........................................       41,559,031         6,873,203
                                                              --------------    --------------
EXPENSES
   Investment advisory fees (Note 3) ......................       28,959,400         1,441,040(a)
   Administration fees (Note 3) ...........................        1,523,495           175,507
   Transfer agent, account maintenance and
      shareholder services fees (Note 3) ..................        1,446,467            99,474
   Fund accounting fees (Note 3) ..........................          205,285            53,412
   Custodian and bank service fees ........................          221,543            31,840
   Professional fees ......................................          126,245            83,145
   Trustees' fees and expenses ............................          102,264           102,264
   Registration and filing fees ...........................          155,681            43,181
   Postage and supplies ...................................          151,983            30,422
   Printing of shareholder reports ........................          102,703            12,603
   Compliance service fees (Note 3) .......................           61,945            10,340
   Insurance expense ......................................           66,640             5,180
   Other expenses .........................................           24,466            10,779
                                                              --------------    --------------
      Total Expenses ......................................       33,148,117         2,099,187
                                                              --------------    --------------

NET INVESTMENT INCOME .....................................        8,410,914         4,774,016
                                                              --------------    --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
   OPTION CONTRACTS AND FOREIGN CURRENCIES (NOTE 4)
   Net realized gains (losses) from:
      Security transactions ...............................      120,852,054        25,769,121
      Option contracts ....................................      444,750,445                --
      Foreign currency transactions .......................               --          (150,818)
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................     (592,758,662)          131,221
      Option contracts ....................................      125,723,300                --
      Foreign currency translation ........................               --           405,641
                                                              --------------    --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS,
   OPTION CONTRACTS AND FOREIGN CURRENCIES ................       98,567,137        26,155,165
                                                              --------------    --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ................   $  106,978,051    $   30,929,181
                                                              ==============    ==============

(a) Includes previously waived investment advisory fees recouped by the Adviser of $158,202 (Note 3).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 16 |

HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  JUNE 30,           JUNE 30,
                                                                    2008               2007
                                                              ---------------    ---------------
FROM OPERATIONS
   Net investment income ..................................   $     8,410,914    $    25,856,188
   Net realized gains (losses) from:
      Security transactions ...............................       120,852,054        233,531,062
      Option contracts ....................................       444,750,445       (454,519,908)
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................      (592,758,662)       207,026,921
      Option contracts ....................................       125,723,300         41,102,500
                                                              ---------------    ---------------
Net increase in net assets resulting from operations ......       106,978,051         52,996,763
                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (17,400,612)       (23,489,795)
   From net realized gains ................................      (114,944,646)       (82,737,302)
                                                              ---------------    ---------------
Decrease in net assets from distributions to shareholders .      (132,345,258)      (106,227,097)
                                                              ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................     1,393,246,801      1,059,530,817
   Net asset value of shares issued in reinvestment of
      distributions to shareholders .......................       110,537,588         91,037,302
   Proceeds from redemption fees collected (Note 1) .......         1,327,985          1,117,226
   Payments for shares redeemed ...........................      (923,061,260)    (1,196,239,367)
                                                              ---------------    ---------------
Net increase (decrease) in net assets from capital
   share transactions .....................................       582,051,114        (44,554,022)
                                                              ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...................       556,683,907        (97,784,356)

NET ASSETS
   Beginning of year ......................................     2,718,324,057      2,816,108,413
                                                              ---------------    ---------------
   End of year ............................................   $ 3,275,007,964    $ 2,718,324,057
                                                              ===============    ===============

UNDISTRIBUTED NET INVESTMENT INCOME .......................   $     3,427,076    $    12,416,774
                                                              ===============    ===============
CAPITAL SHARE ACTIVITY
   Sold ...................................................        88,512,335         66,736,341
   Reinvested .............................................         7,055,880          5,814,975
   Redeemed ...............................................       (58,798,862)       (75,716,471)
                                                              ---------------    ---------------
   Net increase (decrease) in shares outstanding ..........        36,769,353         (3,165,155)
   Shares outstanding at beginning of year ................       171,458,131        174,623,286
                                                              ---------------    ---------------
   Shares outstanding at end of year ......................       208,227,484        171,458,131
                                                              ===============    ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 17 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  JUNE 30,           JUNE 30,
                                                                    2008               2007
                                                              ---------------    ---------------
FROM OPERATIONS
   Net investment income ..................................   $     4,774,016    $     5,119,554
   Net realized gains (losses) from:
      Security transactions ...............................        25,769,121            287,748
      Foreign currency transactions .......................          (150,818)            (2,220)
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................           131,221          1,048,972
      Foreign currency translation ........................           405,641           (396,640)
                                                              ---------------    ---------------
Net increase in net assets resulting from operations ......        30,929,181          6,057,414
                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................        (4,620,392)        (5,212,353)
   From net realized gains ................................        (8,955,458)        (6,811,839)
                                                              ---------------    ---------------
Decrease in net assets from distributions to shareholders .       (13,575,850)       (12,024,192)
                                                              ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       174,234,766         55,949,249
   Net asset value of shares issued in reinvestment of
      distributions to shareholders .......................        12,210,240         10,639,496
   Proceeds from redemption fees collected (Note 1) .......           172,048             76,402
   Payments for shares redeemed ...........................       (47,485,755)       (44,953,233)
                                                              ---------------    ---------------
Net increase in net assets from capital share transactions        139,131,299         21,711,914
                                                              ---------------    ---------------

TOTAL INCREASE IN NET ASSETS ..............................       156,484,630         15,745,136

NET ASSETS
   Beginning of year ......................................       174,480,442        158,735,306
                                                              ---------------    ---------------
   End of year ............................................   $   330,965,072    $   174,480,442
                                                              ===============    ===============

UNDISTRIBUTED NET INVESTMENT INCOME .......................   $        27,412    $        24,469
                                                              ===============    ===============
CAPITAL SHARE ACTIVITY
   Sold ...................................................        14,618,452          5,000,298
   Reinvested .............................................         1,057,339            972,118
   Redeemed ...............................................        (4,051,804)        (4,037,214)
                                                              ---------------    ---------------
   Net increase in shares outstanding .....................        11,623,987          1,935,202
   Shares outstanding at beginning of year ................        15,984,482         14,049,280
                                                              ---------------    ---------------
   Shares outstanding at end of year ......................        27,608,469         15,984,482
                                                              ===============    ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 18 |

HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                              JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                2008          2007          2006          2005          2004
                                             ----------    ----------    ----------    ----------    ----------
Net asset value at beginning of year ....    $    15.85    $    16.13    $    15.90    $    15.89    $    13.80
                                             ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment income (loss) .........          0.04          0.14          0.08          0.06         (0.04)
   Net realized and unrealized gains
      on investments and options ........          0.55          0.16          0.69          0.68          2.13
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ........          0.59          0.30          0.77          0.74          2.09
                                             ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income .         (0.09)        (0.13)        (0.05)        (0.03)           --
   Distributions from net realized gains          (0.63)        (0.46)        (0.50)        (0.71)        (0.01)
                                             ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.72)        (0.59)        (0.55)        (0.74)        (0.01)
                                             ----------    ----------    ----------    ----------    ----------
Proceeds from redemption
   fees collected (Note 1) ..............          0.01          0.01          0.01          0.01          0.01
                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........    $    15.73    $    15.85    $    16.13    $    15.90    $    15.89
                                             ==========    ==========    ==========    ==========    ==========

Total return(a) .........................         3.84%         1.98%         5.05%         4.95%        15.22%
                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......    $3,275,008    $2,718,324    $2,816,108    $1,835,514    $1,316,703
                                             ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .         1.11%         1.11%         1.14%         1.24%         1.34%

Ratio of net investment income
   (loss) to average net assets .........         0.28%         0.91%         0.63%         0.44%        (0.39%)

Portfolio turnover rate .................          150%          106%           63%           81%           66%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 19 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                              JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                2008          2007          2006          2005          2004
                                             ----------    ----------    ----------    ----------    ----------
Net asset value at beginning of year ....    $    10.92    $    11.30    $    10.94    $    10.53    $    10.54
                                             ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income ................          0.24          0.32          0.32          0.24          0.21
   Net realized and unrealized gains on
     investments and foreign currencies .          1.59          0.06          0.65          0.42          0.35
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ........          1.83          0.38          0.97          0.66          0.56
                                             ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income .         (0.23)        (0.33)        (0.31)        (0.24)        (0.21)
   Distributions from net realized gains          (0.54)        (0.43)        (0.30)        (0.02)        (0.37)
                                             ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.77)        (0.76)        (0.61)        (0.26)        (0.58)
                                             ----------    ----------    ----------    ----------    ----------
Proceeds from redemption
   fees collected (Note 1) ..............          0.01          0.00(a)       0.00(a)       0.01          0.01
                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........    $    11.99    $    10.92    $    11.30    $    10.94    $    10.53
                                             ==========    ==========    ==========    ==========    ==========

Total return(b) .........................        17.23%         3.46%         9.01%         6.40%         5.49%
                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......    $  330,965    $  174,480    $  158,735    $  128,156    $  105,308
                                             ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average
   net assets(c) ........................         0.90%         0.90%         0.90%         0.90%         0.90%

Ratio of net investment income
   to average net assets ................         2.05%         2.86%         2.94%         2.25%         2.34%

Portfolio turnover rate .................          212%           41%           55%           64%          174%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.92%, 1.01% and 1.17% for the years ended June 30, 2006, 2005 and 2004, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 20 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0%                                 VALUE
--------------------------------------------------------------------------------
               AEROSPACE & DEFENSE -- 0.8%
     400,000   United Technologies Corp. .....................   $   24,680,000
                                                                 --------------
               BEVERAGES -- 5.6%
   1,650,000   Coca-Cola Co. (The) ...........................       85,767,000
     600,000   Pepsi Bottling Group, Inc. (The) ..............       16,752,000
   1,250,000   Pepsico, Inc. .................................       79,487,500
                                                                 --------------
                                                                    182,006,500
                                                                 --------------
               BIOTECHNOLOGY -- 3.6%
   1,250,000   Amgen, Inc. (a) ...............................       58,950,000
     750,000   Biogen Idec, Inc. (a) .........................       41,917,500
     530,000   Martek Biosciences Corp. (a) ..................       17,866,300
                                                                 --------------
                                                                    118,733,800
                                                                 --------------
               CHEMICALS -- 0.7%
      38,400   BASF SE - ADR .................................        5,279,320
     350,000   Sigma-Aldrich Corp. ...........................       18,851,000
                                                                 --------------
                                                                     24,130,320
                                                                 --------------
               COMMUNICATIONS EQUIPMENT -- 9.1%
   2,000,000   ADC Telecommunications, Inc. (a) ..............       29,540,000
     500,000   Ciena Corp. (a) ...............................       11,585,000
   3,000,000   Cisco Systems, Inc. (a) .......................       69,780,000
     180,000   EchoStar Corp. - Class A (a) ..................        5,619,600
     670,000   NETGEAR, Inc. (a) .............................        9,286,200
   2,000,000   Nokia Corp. - ADR .............................       49,000,000
   1,600,000   Plantronics, Inc. .............................       35,712,000
     750,000   Research in Motion Ltd. (a) ...................       87,675,000
                                                                 --------------
                                                                    298,197,800
                                                                 --------------
               COMPUTERS & PERIPHERALS -- 4.2%
   1,500,000   EMC Corp. (a) .................................       22,035,000
     300,000   International Business Machines Corp. .........       35,559,000
     500,000   Seagate Technology ............................        9,565,000
     500,000   Synaptics, Inc. (a) ...........................       18,865,000
   1,500,000   Western Digital Corp. (a) .....................       51,795,000
                                                                 --------------
                                                                    137,819,000
                                                                 --------------
               DIVERSIFIED CONSUMER SERVICES -- 0.4%
     300,000   Apollo Group, Inc. (a) ........................       13,278,000
                                                                 --------------

               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
     100,000   BT Group plc - ADR ............................        3,973,000
   1,250,000   Verizon Communications, Inc. ..................       44,250,000
                                                                 --------------
                                                                     48,223,000
                                                                 --------------

--------------------------------------------------------------------------------
| 21 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
      49,400   FUJIFILM Holdings Corp. - ADR .................   $    1,692,938
     500,000   Jabil Circuit, Inc. ...........................        8,205,000
      40,000   Mettler Toledo International, Inc. (a) ........        3,794,400
                                                                 --------------
                                                                     13,692,338
                                                                 --------------
               ENERGY EQUIPMENT & SERVICES -- 0.4%
     150,000   ENSCO International, Inc. .....................       12,111,000
                                                                 --------------

               FOOD & STAPLES RETAILING -- 1.2%
     291,000   BJ's Wholesale Club, Inc. (a) .................       11,261,700
     360,000   Sysco Corp. ...................................        9,903,600
     600,000   Walgreen Co. ..................................       19,506,000
                                                                 --------------
                                                                     40,671,300
                                                                 --------------
               FOOD PRODUCTS -- 0.5%
     500,000   Archer-Daniels-Midland Co. ....................       16,875,000
                                                                 --------------

               HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
     750,000   Arthrocare Corp. (a) ..........................       30,607,500
     250,000   Gen-Probe, Inc. (a) ...........................       11,870,000
     400,000   Hologic, Inc. (a) .............................        8,720,000
     400,000   Medtronic, Inc. ...............................       20,700,000
                                                                 --------------
                                                                     71,897,500
                                                                 --------------
               HEALTH CARE PROVIDERS & SERVICES -- 3.6%
     125,000   AMERIGROUP Corp. (a) ..........................        2,600,000
   1,700,000   Medco Health Solutions, Inc. (a) ..............       80,240,000
     600,000   Patterson Cos., Inc. (a) ......................       17,634,000
     100,000   Pediatrix Medical Group, Inc. (a) .............        4,923,000
     313,000   WellCare Health Plans, Inc. (a) ...............       11,314,950
                                                                 --------------
                                                                    116,711,950
                                                                 --------------
               HOTELS, RESTAURANTS & LEISURE -- 3.2%
     216,000   Brinker International, Inc. ...................        4,082,400
     350,000   Chipotle Mexican Grill, Inc. - Class A (a) ....       28,917,000
     800,000   McDonald's Corp. ..............................       44,976,000
   1,750,000   Starbucks Corp. (a) ...........................       27,545,000
                                                                 --------------
                                                                    105,520,400
                                                                 --------------
               HOUSEHOLD DURABLES -- 0.3%
     200,000   Garmin Ltd. ...................................        8,568,000
                                                                 --------------

               HOUSEHOLD PRODUCTS -- 4.5%
   1,250,000   Colgate-Palmolive Co. .........................       86,375,000
   1,000,000   Procter & Gamble Co. (The) ....................       60,810,000
                                                                 --------------
                                                                    147,185,000
                                                                 --------------

--------------------------------------------------------------------------------
                                                                          | 22 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL -- 3.3%
   1,250,000   Amazon.com, Inc. (a) ..........................   $   91,662,500
     600,000   Netflix, Inc. (a) .............................       15,642,000
                                                                 --------------
                                                                    107,304,500
                                                                 --------------
               IT SERVICES -- 1.6%
      500,000  Cognizant Technology Solutions Corp. -
                  Class A (a) ................................       16,255,000
     750,000   Global Payments, Inc. .........................       34,950,000
                                                                 --------------
                                                                     51,205,000
                                                                 --------------
               LEISURE EQUIPMENT & PRODUCTS -- 0.3%
     279,800   Hasbro, Inc. ..................................        9,994,456
                                                                 --------------

               LIFE SCIENCES TOOLS & SERVICES -- 2.7%
     160,000   Pharmaceutical Product Development, Inc. ......        6,864,000
   1,250,000   Waters Corp. (a) ..............................       80,625,000
                                                                 --------------
                                                                     87,489,000
                                                                 --------------
               MACHINERY -- 0.8%
     100,000   Actuant Corp. .................................        3,135,000
     500,000   Illinois Tool Works, Inc. .....................       23,755,000
                                                                 --------------
                                                                     26,890,000
                                                                 --------------
               MARINE -- 0.6%
     250,000   DryShips, Inc. ................................       20,045,000
                                                                 --------------

               MEDIA -- 0.7%
     750,000   DISH Network Corp. - Class A (a) ..............       21,960,000
     100,000   Gannett Co., Inc. .............................        2,167,000
      50,000   Idearc, Inc. ..................................          117,500
                                                                 --------------
                                                                     24,244,500
                                                                 --------------
               MULTI-LINE RETAIL -- 1.2%
   1,000,000   Kohl's Corp. (a) ..............................       40,040,000
                                                                 --------------

               PHARMACEUTICALS -- 10.5%
   1,650,000   AstraZaneca plc - ADR .........................       70,174,500
     500,000   Eli Lilly & Co. ...............................       23,080,000
     150,000   Forest Laboratories, Inc. (a) .................        5,211,000
     750,000   GlaxoSmithKline plc - ADR .....................       33,165,000
   1,750,000   Johnson & Johnson .............................      112,595,000
     400,000   King Pharmaceuticals, Inc. (a) ................        4,188,000
   2,000,000   Pfizer, Inc. ..................................       34,940,000
     452,000   Sanofi-Aventis - ADR ..........................       15,019,960
     183,000   Shire plc - ADR ...............................        8,990,790
     750,000   Wyeth .........................................       35,970,000
                                                                 --------------
                                                                    343,334,250
                                                                 --------------

--------------------------------------------------------------------------------
| 23 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 8.7%
     120,000   Advanced Energy Industries, Inc. (a) ..........   $    1,644,000
   1,500,000   Broadcom Corp. - Class A (a) ..................       40,935,000
     547,400   Cabot Microelectronics Corp. (a) ..............       18,146,310
   2,800,000   Intel Corp. ...................................       60,144,000
     500,000   KLA-Tencor Corp. ..............................       20,355,000
   4,000,000   NVIDIA Corp. (a) ..............................       74,880,000
   2,000,000   OmniVision Technologies, Inc. (a) .............       24,180,000
   2,500,000   ON Semiconductor Corp. (a) ....................       22,925,000
   1,050,000   Semtech Corp. (a) .............................       14,773,500
     750,000   Taiwan Semiconductor Manufacturing
                  Co. Ltd. - ADR .............................        8,182,500
                                                                 --------------
                                                                    286,165,310
                                                                 --------------
               SOFTWARE -- 6.8%
     400,000   Adobe Systems, Inc. (a) .......................       15,756,000
   1,000,000   Check Point Software Technologies Ltd. (a) ....       23,670,000
   1,200,000   Citrix Systems, Inc. (a) ......................       35,292,000
   3,000,000   Microsoft Corp. ...............................       82,530,000
   2,750,000   Oracle Corp. (a) ..............................       57,750,000
     250,000   Sybase, Inc. (a) ..............................        7,355,000
                                                                 --------------
                                                                    222,353,000
                                                                 --------------
               SPECIALTY RETAIL -- 7.5%
   2,750,000   Aeropostale, Inc. (a) .........................       86,157,500
   1,750,000   Best Buy Co., Inc. ............................       69,300,000
   2,250,000   Home Depot, Inc. (The) ........................       52,695,000
     400,000   Men's Wearhouse, Inc. (The) ...................        6,516,000
   1,000,000   TJX Cos., Inc. (The) ..........................       31,470,000
                                                                 --------------
                                                                    246,138,500
                                                                 --------------
               TEXTILES, APPAREL & LUXURY GOODS -- 3.0%
     500,000   Fossil, Inc. (a) ..............................       14,535,000
   1,250,000   NIKE, Inc. - Class B ..........................       74,512,500
     350,000   Under Armour, Inc. - Class A (a) ..............        8,974,000
                                                                 --------------
                                                                     98,021,500
                                                                 --------------
               WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
     200,000   Syniverse Holdings, Inc. (a) ..................        3,240,000
                                                                 --------------

               TOTAL COMMON STOCKS (Cost $3,272,030,552) .....   $2,946,765,924
                                                                 --------------

--------------------------------------------------------------------------------
                                                                          | 24 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

   CONTRACTS   CALL OPTION CONTRACTS -- 0.2%                          VALUE
--------------------------------------------------------------------------------
      10,000   S&P 500 Index Option, 07/19/2008 at $1,320
                  (Cost $8,515,000) ..........................   $    7,940,000
                                                                 --------------

   CONTRACTS   PUT OPTION CONTRACTS -- 4.5%                           VALUE
--------------------------------------------------------------------------------
       2,400   NASDAQ 100 Index Option, 09/20/2008 at $1,900 .   $   30,021,600
       9,000   Russell 2000 Index Option, 09/20/2008 at $680 .       27,990,000
      10,000   S&P 500 Index Option, 08/16/2008 at $1,290 ....       46,540,000
       4,500   S&P 500 Index Option, 09/20/2008 at $1,350 ....       41,490,000
                                                                 --------------
               TOTAL PUT OPTION CONTRACTS (Cost $96,683,930) .   $  146,041,600
                                                                 --------------

               TOTAL INVESTMENTS AT VALUE -- 94.7%
                  (Cost $3,377,229,482) ......................   $3,100,747,524
                                                                 --------------

      SHARES   MONEY MARKET FUNDS -- 10.8%                            VALUE
--------------------------------------------------------------------------------
 106,560,780   Federated U.S. Treasury Cash Reserve Fund -
                  Institutional Shares, 1.465%(b) ............   $  106,560,780
 248,641,822   First American Government Obligations Fund -
                  Class Y, 1.672%(b) .........................      248,641,822
                                                                 --------------
               TOTAL MONEY MARKET FUNDS (Cost $355,202,602) ..   $  355,202,602
                                                                 --------------

               TOTAL INVESTMENTS AND MONEY MARKET
                  FUNDS AT VALUE -- 105.5%
               (Cost $3,732,432,084) .........................   $3,455,950,126

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.5%)     (180,942,162)
                                                                 --------------

               NET ASSETS -- 100.00% .........................   $3,275,007,964
                                                                 ==============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 25 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        VALUE OF      PREMIUMS
   CONTRACTS   WRITTEN CALL OPTION CONTRACTS            OPTIONS       RECEIVED
--------------------------------------------------------------------------------
       2,400   NASDAQ 100 Index Option,
                  09/20/2008 at $1,900 ...........   $ 16,161,600   $ 42,025,480
       9,000   Russell 2000 Index Option,
                  09/20/2008 at $680 .............     37,080,000     76,486,500
      10,000   S&P 500 Index Option,
                  08/16/2008 at $1,200 ...........     95,660,000    119,985,000
       4,500   S&P 500 Index Option,
                  09/20/2008 at $1,350 ...........      9,360,000     41,843,250
                                                     ------------   ------------
                                                     $158,261,600   $280,340,230
                                                     ============   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 26 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------
      SHARES   COMMON STOCKS -- 1.2%                                  VALUE
--------------------------------------------------------------------------------
               METALS & MINING -- 1.2%
      10,000   Agnico-Eagle Mines Ltd. .......................   $      743,700
      10,000   AngloGold Ashanti Ltd. - ADR ..................          339,400
      10,000   Barrick Gold Corp. ............................          455,000
      10,000   Compania de Minas Buenaventura S.A. - ADR .....          653,700
      10,000   Goldcorp, Inc. ................................          461,700
      10,000   Harmony Gold Mining Co. Ltd. - ADR (a) ........          122,500
      10,000   Newmont Mining Corp. ..........................          521,600
      10,000   Randgold Resources Ltd. - ADR .................          461,800
      10,000   Stillwater Mining Co. (a) .....................          118,300
                                                                 --------------
               TOTAL COMMON STOCKS (Cost $3,894,101) .........   $    3,877,700
                                                                 --------------

      SHARES   EXCHANGE TRADED FUNDS -- 14.8%                         VALUE
--------------------------------------------------------------------------------
      75,000   CurrencyShares British Pound Sterling Trust ...   $   14,991,750
     125,000   CurrencyShares Euro Trust .....................       19,730,000
     150,000   CurrencyShares Japanese Yen Trust (a) .........       14,091,000
                                                                 --------------
               TOTAL EXCHANGE TRADED FUNDS (Cost $48,430,810)    $   48,812,750
                                                                 --------------

   PAR VALUE   U.S. TREASURY OBLIGATIONS -- 79.1%                     VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY BILLS -- 36.1%
$ 20,000,000   Discount note, 1.34%, due 07/10/2008 ..........   $   19,996,000
  50,000,000   Discount note, 1.84%, due 08/21/2008 ..........       49,878,150
  50,000,000   Discount note, 1.54%, due 10/09/2008 ..........       49,746,950
                                                                 --------------
                                                                    119,621,100
                                                                 --------------
               U.S. TREASURY NOTES -- 36.1%
  50,000,000   2.625%, due 05/31/2010 ........................       50,046,900
  70,000,000   3.875%, due 05/15/2018 ........................       69,436,780
                                                                 --------------
                                                                    119,483,680
                                                                 --------------
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 6.9%
  21,642,800   2.00%, due 01/15/2016 .........................       22,802,724
                                                                 --------------

               TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $260,443,425) ........................   $  261,907,504
                                                                 --------------

   PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.5%             VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 1.5%
$  5,000,000   5.75%, due 02/23/2017 (Cost $4,977,896) .......   $    5,067,450
                                                                 --------------

               TOTAL INVESTMENTS AT VALUE -- 96.6%
                  (Cost $317,746,232) ........................   $  319,665,404
                                                                 --------------

--------------------------------------------------------------------------------
| 27 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   MONEY MARKET FUNDS -- 8.4%                             VALUE
--------------------------------------------------------------------------------
   8,343,688   Federated U.S. Treasury Cash Reserve Fund -
                  Institutional Shares, 1.465%(b) ............   $    8,343,688
  19,468,604   First American Government Obligations Fund -
                  Class Y, 1.672%(b) .........................       19,468,604
                                                                 --------------
               TOTAL MONEY MARKETS (Cost $27,812,292) ........   $   27,812,292
                                                                 --------------

               TOTAL INVESTMENTS AND MONEY MARKET
                  FUNDS AT VALUE -- 105.0%
               (Cost $345,558,524) ...........................   $  347,477,696

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.0%)      (16,512,624)
                                                                 --------------

               NET ASSETS -- 100.0% ..........................   $  330,965,072
                                                                 ==============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 28 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (each, a "Fund", and collectively, the "Funds") are each a diversified series of Hussman Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end managment investment company. Each Fund is authorized to issue an unlimited number of shares.

      As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

      Hussman Strategic Growth Fund's investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      SECURITIES AND OPTIONS VALUATION -- The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are not sales on that day, at the mean of the closing bid and asked

--------------------------------------------------------------------------------
| 29 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

prices. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

      Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2008, all options held by Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

      Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

      In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

      FUTURES CONTRACTS AND OPTION TRANSACTIONS -- Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities. The Fund may also purchase a foreign currency

--------------------------------------------------------------------------------
                                                                          | 30 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio.

      When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund's Statement of Assets and Liabilities and is subsequently valued. If an index option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities is monitored on a daily basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

      FOREIGN CURRENCY TRANSLATION -- Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate on the London Stock Exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

      C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

      Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding

--------------------------------------------------------------------------------
| 31 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

      SHARE VALUATION AND REDEMPTION FEES -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund's assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within six months of the date of purchase. During the years ended June 30, 2008 and June 30, 2007, proceeds from redemption fees totaled $1,327,985 and $1,117,226, respectively, for Hussman Strategic Growth Fund and $172,048 and $76,402, respectively, for Hussman Strategic Total Return Fund.

      INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

      DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

--------------------------------------------------------------------------------
                                                                          | 32 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended June 30, 2008 and June 30, 2007 was as follows:

                                                               Long-Term
                                       Year      Ordinary        Capital         Total
                                       Ended      Income          Gains      Distributions
------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund         6/30/08   $17,404,351   $114,940,907   $132,345,258
                                      6/30/07   $77,733,245   $ 28,493,852   $106,227,097
Hussman Strategic Total Return Fund   6/30/08   $ 9,244,095   $  4,331,755   $ 13,575,850
                                      6/30/07   $ 9,684,385   $  2,339,807   $ 12,024,192

      SECURITIES TRANSACTIONS -- For financial statement purposes, securities transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

      COMMON EXPENSES -- Expenses of the Trust not attributable solely to one of the Funds are allocated between the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

      ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

      FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of a Federal excise tax applicable to regulated investment companies, it is each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
| 33 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      The following information is computed on a tax basis for each item as of June 30, 2008:
                                                 HUSSMAN            HUSSMAN
                                                STRATEGIC       STRATEGIC TOTAL
                                               GROWTH FUND        RETURN FUND
                                             ---------------    ---------------
Cost of portfolio investments ............   $ 3,624,167,802    $   345,665,310
                                             ===============    ===============
Gross unrealized appreciation ............   $   263,116,447    $     2,250,835
Gross unrealized depreciation ............      (589,595,723)          (438,449)
                                             ---------------    ---------------
Net unrealized appreciation (depreciation)   $  (326,479,276)   $     1,812,386
Undistributed ordinary income ............        47,055,521          9,170,338
Undistributed long-term gains ............       354,084,748          8,158,480
Other temporary differences ..............                --           (154,759)
                                             ---------------    ---------------
Total accumulated earnings ...............   $    74,660,993    $    18,986,445
                                             ===============    ===============

      The difference between the federal income tax cost of portfolio investments and the financial statement cost for Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

      During the year ended June 30, 2008, Hussman Strategic Growth Fund utilized $179,313,026 of capital loss carryforwards to offset current year realized gains.

      For the year ended June 30, 2008, Hussman Strategic Total Return Fund reclassified $150,818 of foreign exchange losses and $137 of ordinary income distributions paid from undistributed net realized gains to undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      The Financial Accounting Standards Board's ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to

--------------------------------------------------------------------------------
                                                                          | 34 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Funds' tax returns remains open for the years ended June 30, 2006 through June 30, 2008.

2.    INVESTMENT TRANSACTIONS

      During the year ended June 30, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,975,281,184 and $4,239,427,965, respectively, for Hussman Strategic Growth Fund and $102,379,249 and $107,845,735, respectively, for Hussman Strategic Total Return Fund.

3.    TRANSACTIONS WITH AFFILIATES

      One of the Trustees and certain officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
      Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of its average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.55% of the first $500 million of its average daily net assets; and 0.50% of such assets in excess of $500 million.

      Pursuant to an Expense Limitation Agreement with respect to Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive advisory fees or to absorb operating expenses of the Fund to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. During the year ended June 30, 2008, there were no fees waived by the Adviser.

      Any fee waivers or expense reimbursements by the Adviser are subject to repayment by Hussman Strategic Total Return Fund provided the Fund is able

--------------------------------------------------------------------------------
| 35 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. During the year ended June 30, 2008, the Adviser recouped $158,202 of previously waived fees from Hussman Strategic Total Return Fund. As of June 30, 2008, the amount of fee waivers available for recoupment by the Adviser is $4,444. The Adviser may recoup this amount no later than December 31, 2008.

ADMINISTRATION AGREEMENT
      Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

      Under the terms of the Administration Agreement, Ultimus receives a monthly fee from each Fund computed at annual rates of 0.075% on the Fund's average daily net assets up to $500 million; 0.05% on the next $1.5 billion of such assets; 0.04% on the next $1 billion of such assets; and 0.03% on such assets in excess of $3 billion, subject to a per Fund minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
      Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee of $2,500, plus an asset-based fee computed at annual rates of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
      Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a

--------------------------------------------------------------------------------
                                                                          | 36 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

monthly fee computed at an annual rate of $17 per account, subject to a per Fund minimum monthly fee of $1,500. For the year ended June 30, 2008, such fees paid by Hussman Strategic Growth Fund and Hussman Strategic Total Return were $858,882 and $54,814, respectively. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies.

      For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing equivalent account maintenance and shareholder services, at an annual rate of not more than $17 per account. During the year ended June 30, 2008, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $587,585 and $44,660, respectively, to financial intermediaries for such services.

COMPLIANCE CONSULTING AGREEMENT
      Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee computed at annual rates of .005% of the average value of its aggregate daily net assets in excess of $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    OPTION CONTRACTS WRITTEN

      Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2008 were as follows:

                                                          OPTION             OPTION
                                                         CONTRACTS          PREMIUMS
                                                      ---------------    ---------------
Options outstanding at beginning of year ..........            21,000    $   285,778,500
Options written ...................................           207,300      2,421,006,110
Options cancelled in a closing purchase transaction          (202,400)    (2,426,444,380)
                                                      ---------------    ---------------
Options outstanding at end of year ................            25,900    $   280,340,230
                                                      ===============    ===============

      No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2008.

--------------------------------------------------------------------------------
| 37 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

5.    BANK LINE OF CREDIT

      Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2008, the Funds had no outstanding borrowings under their respective lines of credit.

6.    CONTINGENCIES AND COMMITMENTS

      The Trust's officers and Trustees are entitled to indemnifications from the Funds for certain liabilities that may arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.    NEW ACCOUNTING PRONOUNCEMENT

      In September 2006, FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles resulting from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. As of June 30, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Funds' financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of the measurements reported on the statements of changes in net assets for a fiscal period.

--------------------------------------------------------------------------------
                                                                          | 38 |

HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
August 22, 2008

--------------------------------------------------------------------------------
| 39 |

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs:
(1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

      The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2008 - June 30, 2008).

      The table on the following page illustrates each Fund's costs in two ways:

      ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading "Expenses Paid During Period."

      HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

--------------------------------------------------------------------------------
                                                                          | 40 |

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

      More information about each Fund's expenses, including annual expense ratios for the past five years, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND

                                    Beginning                         Expenses
                                  Account Value     Account Value    Paid During
                                 January 1, 2008    June 30, 2008      Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,010.30         $5.50
Based on Hypothetical 5% Annual
   Return (before expenses)         $1,000.00         $1,019.39         $5.52

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of 1.10% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

HUSSMAN STRATEGIC TOTAL RETURN FUND

                                    Beginning                         Expenses
                                  Account Value     Account Value    Paid During
                                 January 1, 2008    June 30, 2008      Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,050.40         $4.59
Based on Hypothetical 5% Annual
    Return (before expenses)        $1,000.00         $1,020.39         $4.52

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of 0.90% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
| 41 |

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

                                                                        Position Held     Length of
Trustee                       Address                             Age   with the Trust    Time Served
-----------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.      5136 Dorsey Hall Drive              45    President and     Since
                              Ellicott City, MD  21042                  Trustee           June 2000

David C. Anderson             916 North Oak Park Avenue           57    Trustee           Since
                              Oak Park, IL  60302                                         June 2000

Nelson F. Freeburg            9320 Grove Park Cove                56    Trustee           Since
                              Germantown, TN  38139                                       June 2000

William H. Vanover            838 West Long Lake Road, Suite 100  61    Trustee           Since
                              Bloomfield Hills, MI  48302                                 June 2000

Robert G. Dorsey              225 Pictoria Drive                  51    Vice President    Since
                              Cincinnati, OH  45246                                       June 2000

Mark J. Seger                 225 Pictoria Drive                  46    Treasurer         Since
                              Cincinnati, OH  45246                                       June 2000

John F. Splain                225 Pictoria Drive                  51    Secretary         Since
                              Cincinnati, OH  45246                     and Chief         June 2000
                                                                        Compliance
                                                                        Officer

* Mr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      Each  Trustee   oversees  two  portfolios  of  the  Trust.  The  principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

      John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

      David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

--------------------------------------------------------------------------------
                                                                          | 42 |

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

      William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

      Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

      Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI") of each Fund. To obtain a free copy of the SAI of each Fund, please call 1-800-487-7626.


FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2008. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $17,404,351 and $9,244,095, respectively, as taxed at a maximum rate of 15%, as well as $114,940,907 and $4,331,755, respectively, as long-term gain distributions. For the fiscal year ended June 30, 2008, 63% and 6%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

      As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

--------------------------------------------------------------------------------
| 43 |

HUSSMAN INVESTMENT TRUST
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

      The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
                                                                          | 44 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED)
--------------------------------------------------------------------------------

      The Board of Trustees of the Trust, with the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Fund (the "Independent Trustees") voting separately, have reviewed and annually approved the continuance of each Fund's Investment Advisory Agreement (the "Agreements") with the Adviser. The most recent approval of the Agreements took place at a meeting held on June 12, 2008, at which all of the Trustees were present in person.

      The Independent Trustees were advised by independent counsel of their obligations in determining whether to approve the continuance of the Agreements, and the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds;
(iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment professionals and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

      The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds' returns were compared to the returns of relevant indices, similarly managed mutual funds, and other pooled investment vehicles. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund's stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund's hedging strategies have generally been successful in

--------------------------------------------------------------------------------
| 45 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that, since inception, Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that more recent periods of moderated performance due to hedging have been consistent with the investment objective of the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that during its period of operations, the Fund's average annual total return of 8.28% from inception on September 12, 2002 through May 31, 2008 compared favorably to the 4.54% return of the Lehman Brothers U.S. Aggregate Bond Index.

      In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for mutual funds and other pooled investment vehicles, categorized both by fund size and by investment style. The Trustees took note of the fact that, since Hussman Strategic Growth Fund's inception, its effective advisory fee and its expense ratio have declined as a result of revised advisory fee breakpoints and economies of scale in certain expenses of the Fund. The Trustees concluded that, based upon the investment strategy and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by Hussman Strategic Growth Fund are reasonable. The Trustees noted that the current effective advisory fee rate (0.97%) and total expense ratio (1.11%) of Hussman Strategic Growth Fund are among the lowest of funds classified by Morningstar as "long-short" funds. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the advisory fee schedule are appropriate and allow the Fund to participate in economies of scale commensurate with asset growth.

      With respect to Hussman Strategic Total Return Fund, the Trustees observed that the effective advisory fee rate (0.55%) of Hussman Strategic Total Return Fund compares favorably to its peers in Morningstar "conservative allocation" category, and its total expense ratio is among the lowest of such "conservative allocation" funds. The Independent Trustees concluded that the advisory fees paid by Hussman Strategic Total Return Fund are fair and reasonable when considered in light of the absolute and risk-adjusted performance of the Fund and other relevant factors.

--------------------------------------------------------------------------------
                                                                          | 46 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      The Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser's revenues and expenses with respect to the Funds for the year ended December 31, 2007 and for the quarter ended March 31, 2008, and an analysis of the Adviser's profitability with respect to each Fund covering the years 2005, 2006 and 2007. The Independent Trustees concluded, with respect to each Fund, that the Adviser's profitability was not excessive given the high quality and scope of services provided by the Adviser. The Trustees also reviewed the Funds' brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

      The Independent Trustees concluded that: (i) based on a careful review of the investment performance and risk characteristics of the Funds, the effectiveness of the Funds in achieving their stated objectives, and the services provided by the Adviser, the Adviser has provided high quality services to the Funds; (ii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds' investment programs, which involve extensive risk-management activities including both hedging and leveraging (depending on the prevailing market environment); (iii) the current effective advisory fee rate of 0.97% for Hussman Strategic Growth Fund compares favorably to the average of 1.25% for other "long-short" funds, as categorized by Morningstar, and, when compared to hedge funds offering similar investment programs, the Fund is much less expensive; (iv) the effective advisory fee rate of 0.55% for Hussman Strategic Total Return Fund compares favorably to that of other funds of similar size investing in similar securities; (v) the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (vi) Hussman Strategic Growth Fund has participated in economies of scale of expenses under its advisory fee structure and is expected to realize further benefits as the Fund's assets increase; (vii) the advisory fee structure of Hussman Strategic Total Return Fund enables that Fund to participate in future economies of scale of expenses to the extent the Fund's assets increase; (viii) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as "long-short" funds, and the total expense ratio for Hussman Strategic Total Return Fund was also among the lowest among comparable "conservative allocation" funds tracked by Morningstar; and (ix) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds'

--------------------------------------------------------------------------------
| 47 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

brokerage transactions, and does not direct transactions to obtain "soft dollar" services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds.

      No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Advisory Agreements. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

--------------------------------------------------------------------------------
                                                                          | 48 |

      [LOGO OMITTED] HUSSMAN
                       FUNDS


                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                This Annual Report is authorized for distribution
                  only if accompanied or preceded by a current
                            Prospectus of the Funds.

PART C.     OTHER INFORMATION
            -----------------

Item 23.    EXHIBITS
--------    --------

      (a)   Amended    and    Restated     Agreement    and    Declaration    of
            Trust--Incorporated    herein   by   reference    to    Registrant's
            Post-Effective Amendment No. 1 filed on November 1, 2001

      (b)   Bylaws--Incorporated    herein   by   reference   to    Registrant's
            Post-Effective Amendment No. 6 filed on September 2, 2005

      (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

      (d)   (i)   Investment   Advisory  Agreement  with  Hussman   Econometrics
                  Advisors,   Inc.  on  behalf  of  Hussman   Strategic   Growth
                  Fund--Incorporated   herein  by  reference   to   Registrant's
                  Post-Effective Amendment No. 8 filed on October 27, 2006

            (ii) Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on September 2, 2005

      (e)   Distribution    Agreement    with   Ultimus    Fund    Distributors,
            LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

      (f)   Inapplicable

      (g)   (i)   Custody  Agreement with US Bank, N.A.  (formerly Firstar Bank,
                  N.A.)--Incorporated   herein  by  reference  to   Registrant's
                  Post-Effective Amendment No. 1 filed on November 1, 2001

            (ii)  Amendment    to    Custody    Agreement    with    US    Bank,
                  N.A.--Incorporated   herein  by  reference   to   Registrant's
                  Post-Effective Amendment No. 3 filed on October 28, 2002

            (iii) Amendment to Custody Agreement with US Bank, N.A. dated August
                  1, 2005--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on September 2, 2005

      (h)   (i)   Expense   Limitation   Agreement  with  Hussman   Econometrics
                  Advisors,   Inc.  on  behalf  of  Hussman   Strategic   Growth
                  Fund--Incorporated   herein  by  reference   to   Registrant's
                  Post-Effective Amendment No. 1 filed on November 1, 2001

            (ii) Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 filed on October 27, 2006

            (iii) Administration   Agreement   with  Ultimus   Fund   Solutions,
                  LLC--Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 9 filed on October 26, 2007

            (iv) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Filed herewith

            (v)   Fund   Accounting   Agreement  with  Ultimus  Fund  Solutions,
                  LLC--Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 2 filed on June 27, 2002

            (vi) Compliance Consulting Agreement with Ultimus Fund Solutions, LLC -- Filed herewith

      (i) Legal Opinion--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

      (j) Consent of Independent Registered Public Accounting Firm--Filed herewith

      (k)   Inapplicable

      (l) Initial Capital Agreement--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

      (m)   Inapplicable

      (n)   Inapplicable

      (o)   Reserved

      (p)   (i)   Code of Ethics of Registrant--Incorporated herein by reference to  Registrant's  Post-Effective  Amendment  No.  8  filed  on
                  October 27, 2006

            (ii)  Code   of   Ethics   of   Hussman    Econometrics    Advisors,
                  Inc.--Incorporated   herein  by  reference   to   Registrant's
                  Post-Effective Amendment No. 8 filed on October 27, 2006

            (iii) Code  of  Ethics  of  Ultimus  Fund  Distributors,  LLC--Filed
                  herewith

(Other Exhibits)  Powers of  Attorney  of the  Trustees--Incorporated  herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------    -------------------------------------------------------------

      No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    INDEMNIFICATION
--------    ---------------

      Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

            "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

            SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

      The Investment Advisory Agreements with Hussman Econometrics Advisors, Inc. ("Hussman") provide that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

      The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

      The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
--------    --------------------------------------------------------

      Hussman is a registered investment adviser that manages in excess of $3.6 billion in assets as of June 30, 2008. Hussman is also the publisher of Hussman Investment Research & Insight (formerly called the Hussman Econometrics Newsletter), a periodic newsletter which provides an overall view of market conditions from a technical, monetary and fundamental standpoint.

      The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

            o John P. Hussman - President, Treasurer and a director of Hussman; President and a Trustee of Registrant

            o John F. Splain - Chief Compliance Officer of Hussman; Secretary and Chief Compliance Officer of Registrant; Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter)

Item 27.    PRINCIPAL UNDERWRITERS
--------    ----------------------

      (a) Ultimus Fund Distributors, LLC (the Distributor"), 225 Pictoria Drive, Suite 450, also acts as the principal underwriter for Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, The GKM Funds, Veracity Funds, The Destination Funds, Schwartz Investment Trust, TFS Capital Investment Trust, Stralem Fund, Surgeons Diversified Investment Fund, CM Advisers Family of Funds, The RAM Funds, Centurion Investment Trust, PMFM Investment Trust, Piedmont Investment Trust, Gardner Lewis Investment Trust and Monteagle Funds, other open-end investment companies.

                                Position with                Position with
      (b)   Name                Distributor                  Registrant
            -----------------   ---------------------------  -------------------
            Robert G. Dorsey    President/Managing Director  Vice President
            John F. Splain      Secretary/Managing Director  Secretary/CCO
            Mark J. Seger       Treasurer/Managing Director  Treasurer
            Theresa M. Bridge   Vice President               Assistant Treasurer
            Wade R. Bridge      Vice President               Assistant Secretary
            Craig J. Hunt       Vice President               Assistant Secretary
            Tina H. Bloom       Vice President               None
            Steven F. Nienhaus  Vice President               None
            Jeffrey Moeller     Vice President               None

            The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      (c)   Inapplicable

Item 28.    LOCATION OF ACCOUNTS AND RECORDS
--------    --------------------------------

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Hussman Econometrics Advisors, Inc., 5136 Dorsey Hall Drive, Ellicott
      City, Maryland 21042. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.    MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------     -------------------------------------------------

            Inapplicable

Item 30.    UNDERTAKINGS
--------    ------------

            Inapplicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 28th day of October, 2008.


                                          HUSSMAN INVESTMENT TRUST

                                          By:  /s/ John P. Hussman
                                               ---------------------------------
                                               John P. Hussman
                                               President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                             Date
---------                   -----                             ----

/s/ John P. Hussman         Trustee and President             October 28, 2008
-----------------------     (Principal Executive Officer)
John P. Hussman


/s/ Mark J. Seger           Treasurer                         October 28, 2008
-----------------------     (Principal Financial Officer)
Mark J. Seger


         *                  Trustee
-----------------------
David C. Anderson


         *                  Trustee                           /s/ John F. Splain
-----------------------                                       ------------------
Nelson Freeburg                                               John F. Splain
                                                              Attorney-in-fact*
                                                              October 28, 2008
         *                  Trustee
-----------------------
William H. Vanover

                                INDEX TO EXHIBITS
                                -----------------

  Item
---------
23(h)(iv)   Transfer Agent and Shareholder  Services Agreement with Ultimus Fund
            Solutions, LLC

23(h)(vi)   Compliance Consulting Agreement with Ultimus Fund Solutions, LLC

23(j)       Consent of Independent Registered Public Accounting Firm

23(p)(iii)  Code of Ethics of Ultimus Fund Distributors, LLC